                                                                     EXHIBIT 4.5

                               SECURITY AGREEMENT

          This SECURITY AGREEMENT (this "AGREEMENT") is dated as of May 21, 1997 and entered into by and between AFC ENTERPRISES, INC., a Minnesota corporation ("GRANTOR"), and CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent for and representative of (in such capacity herein called "SECURED PARTY") the financial institutions ("LENDERS") party to the Credit Agreement (as hereinafter defined).


                             PRELIMINARY STATEMENTS

          A. Secured Party, as administrative agent, Lenders and Goldman Sachs Credit Partners L.P., as syndication agent and arranging agent, have entered into a Credit Agreement dated as of May 21, 1997 (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined) with Grantor pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Grantor.

          B. Grantor may enter into one or more Interest Rate Agreements (collectively, the "LENDER INTEREST RATE AGREEMENTS") with one or more Lenders and/or one of their Affiliates (in such capacity, collectively, "INTEREST RATE EXCHANGERS"), and it is desired that the obligations of Grantor under the Lender Interest Rate Agreements, including without limitation the obligation of Grantor to make payments thereunder in the event of early termination thereof, together with all obligations of Grantor under the Credit Agreement and the other Loan Documents, be secured hereunder.

          C. It is a condition precedent to the initial extensions of credit by Lenders under the Credit Agreement that Grantor shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement and to induce Interest Rate Exchangers to enter into the Lender Interest Rate Agreements, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor hereby agrees with Secured Party as follows:

          SECTION 1.  GRANT OF SECURITY.  Grantor hereby assigns and pledges to
                      -----------------
Secured Party, and hereby grants to Secured Party a security interest in, all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be domestically (continental United States) located (the "COLLATERAL"):

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          (a) all equipment in all of its forms (including, but not limited to, all machinery, kitchen equipment and machinery, all manufacturing, distribution, selling, data processing and office equipment, all furniture, all tools, tooling, molds and dies, and all trucks and other vehicles, vessels and aircraft) all parts thereof and all accessions thereto (any and all such equipment, parts and accessions being the "EQUIPMENT");

          (b) all inventory in all of its forms (including, but not limited to, (i) all goods held by Grantor for sale or lease or to be furnished under contracts of service or so leased or furnished, (ii) all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in Grantor's business, (iii) all goods in which Grantor has an interest in mass or a joint or other interest or right of any kind, and (iv) all goods which are returned to or repossessed by Grantor) and all accessions thereto and products thereof (all such inventory, accessions and products being the "INVENTORY") and all negotiable and non-negotiable documents of title (including without limitation warehouse receipts, dock receipts and bills of lading) issued by any Person covering any Inventory (any such negotiable document of title being a "NEGOTIABLE DOCUMENT OF
TITLE");

          (c) all accounts, contract rights, chattel paper, documents, instruments (other than any Pledged Collateral and Pledged Debt (as such term is defined in the Company Pledge Agreement) pledged as collateral under the Company Pledge Agreement), general intangibles and other rights and obligations of any kind and all rights in, to and under all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, general intangibles or other obligations (any and all such accounts, contract rights, chattel paper, documents, instruments, general intangibles and other obligations being the "ACCOUNTS", and any and all such security agreements, leases and other contracts being the "RELATED CONTRACTS");

          (d) all agreements to which Grantor is a party, as each such agreement may be amended, supplemented or otherwise modified from time to time (said agreements, as so amended, supplemented or otherwise modified, being referred to herein individually as an "ASSIGNED AGREEMENT" and collectively as the "ASSIGNED AGREEMENTS"), including without limitation (i) all rights of Grantor to receive moneys due or to become due under or pursuant to the Assigned Agreements, (ii) all rights of Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) all claims of Grantor for damages arising out of any breach of or default under the Assigned Agreements, and (iv) all rights of Grantor to terminate, amend, supplement, modify or exercise rights or options under the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

          (e) all cash, money, currency and all deposit accounts, including demand, time, savings, passbooks or similar accounts maintained with Lenders or other banks, savings and loan associations, or other financial institutions;

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          (f) all trademarks, tradenames, tradesecrets, formulations, manufacturing procedures, quality control procedures, product specifications, business names, patents, patent applications, licenses, copyrights, registrations and franchise rights, and all goodwill associated with any of the foregoing;

          (g) to the extent not included in any other paragraph of this Section 1, all other general intangibles (including without limitation tax refunds, rights to payment or performance, choses in action and judgments taken on any rights or claims included in the Collateral);

          (h) all plant fixtures, business fixtures and other fixtures and storage and office facilities, and all accessions thereto and products thereof;

          (i) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

          (j) all proceeds, products, rents and profits of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

          Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and Grantor shall not be deemed to have granted a security interest in, any of Grantor's rights or interests in any lease, license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such lease, license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any lease, license, contract or agreement to which Grantor is a party (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-318(4) of the Uniform Commercial Code of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity) or is otherwise excluded in the Credit Agreement; provided, that immediately upon
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the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect. Notwithstanding the foregoing, nothing in this Agreement shall create a Lien or any obligations with respect to the Employee Tax Loan Notes.


          SECTION 2.  SECURITY FOR OBLIGATIONS.  This Agreement secures, and the
                      ------------------------
Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise

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(including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C.
(S)362(a)), of all obligations and liabilities of every nature of Grantor now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and the Lender Interest Rate Agreements and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Grantor, would accrue on such obligations), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Interest Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party, any Lender or any Interest Rate Exchanger as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "UNDERLYING DEBT"), and all obligations of every nature of Grantor now or hereafter existing under this Agreement (all such obligations of Grantor, together with the Underlying Debt, being the "SECURED OBLIGATIONS").

          SECTION 3.  GRANTOR REMAINS LIABLE.  Anything contained herein to the
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contrary notwithstanding, (a) Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and
(c) except as provided in Section 14, Secured Party shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 4.  REPRESENTATIONS AND WARRANTIES.  Grantor represents and
                      ------------------------------
warrants as follows:

          (a) Ownership of Collateral.  Except as permitted under the Credit
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Agreement and except for the security interest created by this Agreement,
Grantor owns the Collateral free and clear of any Lien.

          (b) Location of Equipment and Inventory.  Substantially all of the
              -----------------------------------
Equipment and Inventory is, as of the date hereof, located at the places specified in Schedule A annexed hereto.
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          (c) Office Locations; Other Names.  The chief place of business, the
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chief executive office and the office where Grantor keeps its records regarding the Accounts is, and has been for the six-month period preceding the date hereof, located at Suite 1700, Two Concourse Parkway, Atlanta, Georgia 30328. Grantor has not domestically in the past four years done, and does not now do, business under any other name (including any trade-name or fictitious

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business name) except America's Favorite Chicken Company, AFC International, Far
West Products, Churchs Chicken, Popeyes Famous Chicken Biscuits, Popeyes Chicken & Biscuits, Chesapeake Bagel Bakery, Texas Chicken and Muchos.

          (d) Governmental Authorizations.  No authorization, approval or other
              ---------------------------
action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the grant by Grantor of the security interest granted hereby, (ii) the execution, delivery or performance of this Agreement by Grantor, or (iii) the perfection of or the exercise by Secured Party of its rights and remedies hereunder (except as may have been taken by or at the direction of Grantor and except for (1) the filing of financing statements describing the Collateral, with the filing offices indicated on Schedule B annexed hereto (2) filings with any registrar of motor vehicles or
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other authority requesting the notation or other indication of the security interest created hereunder on any certificates of title with respect to Equipment, and (3) the recording of the Company Patent and Copyright Security Agreement and the Company Trademark Security Agreement with the United States Patent and Trademark Office).

          (e) Perfection.  This Agreement, together with the appropriate filing
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of financing statements describing the Collateral with the filing offices indicated on Schedule B annexed hereto, creates a valid, perfected and, except
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for the Permitted Encumbrances and Liens permitted pursuant to the Credit
Agreement and any Accounts or Related Contracts or chattel paper arising out of a contract or contracts with the United States of America or any department, agency or instrumentality thereof to the extent invalid or unperfected under the Federal Assignment of Claims Act or other applicable law, first priority security interest in all Collateral in which a security interest may be perfected by the filing of a financing statement, securing the payment of the Secured Obligations.

          (f) Other Information.  All information heretofore, herein or
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hereafter supplied to Secured Party by or on behalf of Grantor with respect to the Collateral is accurate and complete in all material respects.

          SECTION 5.  FURTHER ASSURANCES.
                      ------------------

          (a) Grantor agrees that from time to time, at the expense of Grantor, Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, as requested by Secured Party, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantor will: (i) at the request of Secured Party, mark conspicuously each specified item of chattel paper included in the Accounts, each specified Related Contract and, at the request of Secured Party, each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (ii) at the request of Secured Party but subject to clause (b) below of this Section 5, if any Account shall be evidenced by a promissory note or other instrument (excluding checks) or chattel paper, deliver and pledge to

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Secured Party hereunder such note or instrument or the original counterpart of such chattel paper, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party, (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, as requested by Secured Party, in order to perfect and preserve the security interests granted or purported to be granted hereby, (iv) upon request of Secured Party, promptly after the acquisition by Grantor of any item of Equipment which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, (v) within 45 days after the end of each calendar quarter, deliver to Secured Party copies of all such applications or other documents filed during such calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby, (vi) at any reasonable time, upon reasonable prior notice from Secured Party, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or persons designated by Secured Party, and
(vii) at Secured Party's request, appear in and defend any action or proceeding that may affect Grantor's title to or Secured Party's security interest in all or any part of the Collateral.

          (b) Notwithstanding the foregoing, with respect to the obligations set forth in clause 5(a)(ii) above, Grantor shall (A) only be obligated to deliver promissory notes or other instruments evidencing Accounts as follows: (i) Company shall deliver all promissory notes owned by Grantor as of the Closing Date with an individual principal amount outstanding thereunder of greater than or equal to $100,000 and (ii) within five days of each six month anniversary of the Closing Date, Grantor shall deliver (y) such other promissory notes with an individual principal amount outstanding thereunder of greater than or equal to $100,000 and (z) such other promissory notes not included in the immediately preceding clause (y) to the extent the aggregate outstanding principal of all such promissory notes thereof exceeds $4,000,000 (the "WATERFALL AMOUNT"), so that after delivery of such additional promissory notes Grantor will not be in possession of promissory notes whose aggregate principal balance exceeds the Waterfall Amount. Grantor may deliver any combination of promissory notes to effect the foregoing, and (B) shall only be obligated to deliver other instruments to the extent the aggregate fair market value thereof exceeds $25,000.

           (c) To the fullest extent permitted by law, Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Grantor. To the fullest extent permitted by law, Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

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

          (d) Grantor will furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

          (e) All certificates or instruments representing or evidencing the Collateral required to be delivered to Secured Party under this Section 5 shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by Grantor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. Upon the occurrence and during the continuation of an Event of Default, Secured Party shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of Secured Party or any of its nominees any or all of the Collateral delivered under this Section 5. In addition, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.


          SECTION 6.  CERTAIN COVENANTS OF GRANTOR.  Grantor shall:
                      ----------------------------

          (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any material and applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

          (b) notify Secured Party of any change in Grantor's name, identity or corporate structure within 15 days of such change;

          (c) give Secured Party 30 days' prior written notice of any change in Grantor's chief place of business, chief executive office or residence or the office where Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts;

          (d) if Secured Party gives value to enable Grantor to acquire rights in or the use of any Collateral, use such value for such purposes; and

          (e) pay taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, in accordance with the Credit Agreement.

          SECTION 7.  SPECIAL COVENANTS WITH RESPECT TO EQUIPMENT AND INVENTORY.
                      ---------------------------------------------------------
Grantor shall:

          (a) keep the Equipment and Inventory at the places therefor specified on Schedule [B] annexed hereto or, upon 30 days' prior written notice to Secured
   ------------
Party, at such other places in jurisdictions where all action that may be necessary or desirable, as requested by Secured Party, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory shall have been taken; provided, however, no such notice need to be given to Secured Party
            --------
(i) for relocation of Equipment and Inventory among existing locations, (ii) for relocation of Collateral to new locations which are in jurisdictions where no action need be taken by Secured Party to continue its perfection or (iii) if such Equipment and Inventory is transferred as part of a Specified Asset Sale or other permitted disposition under the Credit Agreement.

          (b) cause the Equipment to be maintained and preserved in good condition, repair and working order, ordinary wear and tear excepted, and in accordance with Grantor's past practices, and shall forthwith, or, in the case of any loss or damage to any of the Equipment when subsection (c) of Section 8 is not applicable, as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Grantor shall promptly furnish to Secured Party a statement respecting any material loss or damage to any of the Equipment in excess of $100,000 in the aggregate;

          (c) keep correct and accurate records of the Inventory in accordance with good business practice; and

          (d) if any Inventory is in possession or control of any of Grantor's agents or processors, then upon the occurrence of an Event of Default, instruct such agent or processor to hold all such Inventory for the account of Secured Party and subject to the instructions of Secured Party.

          SECTION 8.  INSURANCE.
                      ---------

          (a) Grantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in accordance with the terms of the Credit Agreement. Such insurance shall include, without limitation, property damage insurance and liability insurance. Each policy for property damage insurance shall name Grantor and Secured Party as insured parties thereunder (without any representation or warranty by or obligation upon Secured Party) as their interests may appear and have attached thereto a loss payable clause acceptable to Secured Party that shall (i) contain an agreement by the insurer that any loss thereunder shall be payable to Grantor notwithstanding any action, inaction or breach of representation or warranty by Grantor, (ii) provide that there shall be no recourse against Secured Party for payment of premiums or other amounts with respect thereto, and (iii) provide that at least 30 days' prior written notice of cancellation, material amendment, reduction in scope or limits of coverage or of lapse shall be given to Secured Party by the insurer. Grantor shall, if so requested by Secured Party, deliver to Secured Party an ACORD form Certificate of Insurance of such insurance and, as often as Secured Party may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, Grantor shall, at the request of Secured Party, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 5(a) and cause the respective insurers to acknowledge notice of such assignment.

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

          (b) Reimbursement under any liability insurance maintained by Grantor pursuant to this Section 8 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 8 is not applicable, Grantor shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by Grantor pursuant to this Section 8 shall be paid to Grantor in advance for the costs of such repairs or replacements and as a condition of Grantor's repair and replacement obligations hereunder.

          (c) Upon the occurrence and during the continuation of any Event of Default, all insurance payments in respect of Equipment or Inventory shall be paid to and applied by Secured Party as specified in the Credit Agreement.

          SECTION 9.  SPECIAL COVENANTS WITH RESPECT TO ACCOUNTS AND RELATED
                      ------------------------------------------------------
CONTRACTS.
---------

          (a) Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts and Related Contracts at the location therefor specified in Section 4 or, upon 30 days' prior written notice to Secured Party, at such other location in a jurisdiction where all action that may be necessary or desirable, as requested by Secured Party, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Accounts and Related Contracts shall have been taken. Grantor will hold and preserve such records and will permit representatives of Secured Party at any time during normal business hours and upon reasonable notice to inspect and make abstracts from such records, and Grantor agrees to render to Secured Party, at Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Promptly upon the request of Secured Party, Grantor shall deliver to Secured Party complete and correct copies of each Related Contract in excess of $100,000.

          (b) Grantor shall maintain (i) complete records of each Account, including records of all payments received, credits granted and merchandise returned, and (ii) all documentation relating thereto.

          (c) Except as otherwise provided in this subsection (c), Grantor shall continue to collect, at its own expense, all amounts due or to become due to Grantor under the Accounts and Related Contracts or proceeds of any other Collateral Secured hereby. In connection with such collections, Grantor may take (and, at Secured Party's direction, upon the occurrence and during the continuation of an Event of Default shall take) such action as Grantor or Secured Party may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that Secured Party
                                         --------  -------
shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to Grantor of its intention to do so, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to Grantor thereunder directly to Secured Party, to notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Secured Party and, upon such notification and at the expense of Grantor, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Grantor might have done. After receipt by Grantor of the notice from Secured Party referred to in the proviso to the preceding
                                                 -------
sentence, (i) all amounts and proceeds (including checks and other instruments) received by Grantor in respect of the Accounts and the Related Contracts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided in the Credit Agreement and (ii) Grantor shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon, except as provided in the Credit Agreement.

          SECTION 10.  DEPOSIT ACCOUNTS.  Upon the occurrence and during the
                       ----------------
continuation of an Event of Default beyond any applicable grace, notice or cure period, Secured Party may exercise dominion and control over, and refuse to permit further withdrawals (whether of money, securities, instruments or other property) from any deposit accounts maintained with Secured Party constituting part of the Collateral.

          SECTION 11.  TRANSFERS AND OTHER LIENS.  Grantor shall not:
                       -------------------------

          (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement; or

          (b) except for the Permitted Encumbrances and Liens permitted under the Credit Agreement and except for the security interest created by this Agreement, create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any Person in excess of $100,000 in the aggregate, provided, however, that until an Event of Default shall occur and be
          --------
continuing beyond any applicable grace, notice, or cure period, Grantor may use or consume in the ordinary course of its business any collections of proceeds in any lawful manner not prohibited by the Credit Agreement.

          In the event any Collateral is sold in an Asset Sale or other transaction permitted by the Credit Agreement, Secured Party shall release the Collateral that is the subject of such Asset Sale free and clear of the Lien and security interest under this Agreement concurrently with the consummation of such Asset Sale or other transaction; provided, that as a condition precedent to
                                      --------
such release, Secured Party shall have received evidence satisfactory to it that arrangements have been made for the delivery to Secured Party of all Net Cash Proceeds of such Asset Sale or other transaction required to be applied to prepay the Secured Obligations under the Credit Agreement;

          In the event Grantor finances the purchase of any assets through the incurrence of Indebtedness secured by such assets in accordance with the Credit Agreement, Secured Party, upon written request of Grantor, shall either (i) subordinate its Lien and security interest under this Agreement in such assets to the Lien granted in such assets to the holder of such Indebtedness or (ii) if required by the holder of such Indebtedness, release its Lien in such assets; provided, that as a condition precedent to such subordination or release,
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Secured Party shall have received an Officer's Certificate setting forth (a) the amount of Indebtedness incurred, (b) the name of the holder of such Indebtedness, (c) a detailed list of the assets securing such Indebtedness, (d) calculations indicating compliance with Sections 7.1 and 7.2 of the Credit Agreement, and (e) in the case of a release, a statement to the effect that Grantor used its reasonable efforts to obtain the agreement of the holder of such Indebtedness to permit the Secured Party to subordinate rather than release its security interest in such assets and was unable to obtain such agreement, without the necessity of paying additional funds or altering the credit agreement with any such holder. Secured Party, at Grantor's expense, will execute and deliver such documents or instruments as may be reasonably requested to evidence any subordination or release of its security interests in the Collateral pursuant to this Section 11.

          SECTION 12.  SECURED PARTY APPOINTED ATTORNEY-IN-FACT.  Grantor hereby
                       ----------------------------------------
irrevocably appoints Secured Party as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

          (a) to obtain and adjust insurance required to be maintained by Grantor and paid to Secured Party pursuant to Section 8;

          (b) upon the occurrence and during the continuation of an Event of Default beyond any applicable grace, notice or cure periods, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (c) upon the occurrence and during the continuation of an Event of Default beyond any applicable grace, notice or cure periods, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clauses (a) and (b) above;

          (d) upon the occurrence and during the continuation of an Event of Default beyond any applicable grace, notice or cure periods, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

          (e) to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of Grantor to Secured Party, due and payable immediately without demand; provided, however, that unless an Event of Default shall have occurred and be
--------  -------
continuing, Secured Party may not pay or discharge any such tax or Lien which is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and for which such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made;

          (f) upon the occurrence and during the continuation of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

          (g) upon the occurrence and during the continuation of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Grantor's expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Grantor might do.


          SECTION 13.  SECURED PARTY MAY PERFORM.  If Grantor fails to perform
                       -------------------------
any agreement contained herein within the time provided for performance hereunder, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Grantor under Section 17.

          SECTION 14.  STANDARD OF CARE.  The powers conferred on Secured Party
                       ----------------
hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

          SECTION 15.  REMEDIES.  If any Event of Default shall have occurred
                       --------
and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Collateral), and also may (a) require Grantor to, and Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (b) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (c) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (d) take possession of Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of Grantor's equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (c) and collecting any Secured Obligation, and (e) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable. To the fullest extent permitted by law, Secured Party or any Lender may be the purchaser of any or all of the Collateral at any such sale and Secured Party, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the fullest extent permitted by law, Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantor shall be liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

          SECTION 16.  APPLICATION OF PROCEEDS.  All proceeds received by
                       -----------------------
Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied as set forth in the Credit Agreement.

          SECTION 17.  INDEMNITY AND EXPENSES.
                       ----------------------

          (a) Grantor agrees to indemnify Secured Party from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

          (b) Grantor shall pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by Grantor to perform or observe any of the provisions hereof.

          SECTION 18.  CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.  This
                       -----------------------------------------------
Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (b) be binding upon Grantor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations (other than inchoate indemnification obligations with respect to claims, losses or liabilities which have not yet arisen), the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination Secured Party will, at Grantor's expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

          SECTION 19.  SECURED PARTY AS ADMINISTRATIVE AGENT.
                       -------------------------------------

          (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders pursuant to the Credit Agreement. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement.

          (b) Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.6 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Administrative Agent pursuant to subsection 9.6 of the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.6 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.6 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, all at Secured Party's sole cost and expense, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Collateral Agent's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

          SECTION 20.  AMENDMENTS; ETC.  No amendment, modification, termination
                       ---------------
or waiver of any provision of this Agreement, and no consent to any departure by Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Grantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

          SECTION 21.  NOTICES.  Any notice or other communication herein
                       -------
required or permitted to be given as set forth in the Credit Agreement.

          SECTION 22.  FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.
                       -----------------------------------------------------
No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege.
All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          SECTION 23.  SEVERABILITY.  In case any provision in or obligation
                       ------------
under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 24.  HEADINGS.  Section and subsection headings in this
                       --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          SECTION 25.  GOVERNING LAW; TERMS.  THIS AGREEMENT AND THE RIGHTS AND
                       --------------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.


          SECTION 26.  COUNTERPARTS.  This Agreement may be executed in one or
                       ------------
more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          SECTION 27.  CONFLICTS.  In the event of a conflict between the terms
                       ---------
hereof and the terms of the Company Pledge Agreement, the Company Trademark Security Agreement; the Company Patent and Copyright Security Agreement or the Collateral Account Agreement, then the Company Pledge Agreement, the Company Trademark Security Agreement, the Company Patent and Copyrights Security Agreement or the Collateral Account Agreement, as the case may be, shall govern and control for all purposes. Further, in the event of a conflict between the terms of the Credit Agreement and any of the foregoing agreements, the Credit Agreement shall govern and control for all purposes. Grantor shall be entitled to the notice, grace and cure periods set forth in the Credit Agreement as if fully set forth herein.


                  [Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, Grantor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                 AFC ENTERPRISES, INC.



                                 By: /s/ Samuel N. Frankel
                                     ---------------------------
                                     Samuel N. Frankel
                                     Chief Financial Officer


                                 Notice Address:

                                 AFC Enterprises, Inc.
                                 Suite 1700
                                 Six Concourse Parkway
                                 Atlanta, Georgia 30328
                                 Tel:  (770) 353-9500
                                 Fax:  (770) 353-3074

                                 Attention: Gerald Wilkins
                                            Chief Financial Officer

                                 with copies to:

                                 Samuel N. Frankel, Esq.
                                 AFC Enterprises, Inc.

                              CANADIAN IMPERIAL BANK OF
                              COMMERCE,
                              as Secured Party


                              By:   /s/ Marybeth Ross
                                    ----------------------------
                                    Marybeth Ross
                                    Authorized Signatory


                              Notice Address:

                              Canadian Imperial Bank of Commerce
                              Agency Services
                              425 Lexington Avenue
                              New York, New York  10017
                              Attention:  Marybeth Ross
                              Tel: 212 856-3691
                              Fax: 212 856-3763

                                  SCHEDULE A
                             TO SECURITY AGREEMENT

                     LOCATIONS OF EQUIPMENT AND INVENTORY

===================================================================================================================================
STORE                   STREET ADDRESS                             CITY                        COUNTY                  ST.
 NO.
-----------------------------------------------------------------------------------------------------------------------------------
1282                  400 Memorial Drive                         Prattville                   Autauga                   AL
-----------------------------------------------------------------------------------------------------------------------------------
830                   2129 Quintard Ave.                         Anniston                     Calhoun                   AL
-----------------------------------------------------------------------------------------------------------------------------------
1595                  226 West Push Mataha                       Butler                       Choctaw                   AL
-----------------------------------------------------------------------------------------------------------------------------------
1285                  130 East Andrews                           Ozark                        Dale                      AL
-----------------------------------------------------------------------------------------------------------------------------------
523                   1208 Broad Street                          Selma                        Dallas                    AL
-----------------------------------------------------------------------------------------------------------------------------------
122                   300 N. 12th Street                         Gasden                       Etowah                    AL
-----------------------------------------------------------------------------------------------------------------------------------
1598                  119 Greensboro Street                      Entaw                        Greene                    AL
-----------------------------------------------------------------------------------------------------------------------------------
1671                  1505 State St.                             Greensboro                   Hale                      AL
-----------------------------------------------------------------------------------------------------------------------------------
1284                  507 North Oates                            Dothan                       Houston                   AL
-----------------------------------------------------------------------------------------------------------------------------------
142                   3052 Jefferson Avenue                      Birmingham                   Jefferson                 AL
-----------------------------------------------------------------------------------------------------------------------------------
160                   1136 25th St. N.                           Birmingham                   Jefferson                 AL
-----------------------------------------------------------------------------------------------------------------------------------
173                   2324 N. 29th Avenue                        Birmingham                   Jefferson                 AL
-----------------------------------------------------------------------------------------------------------------------------------
215                   7700 First Avenue North                    Birmingham                   Jefferson                 AL
-----------------------------------------------------------------------------------------------------------------------------------
217                   2501 Ave. E                                Ensley                       Jefferson                 AL
-----------------------------------------------------------------------------------------------------------------------------------
221                   100 Graymont Avenue, W.                    Birmingham                   Jefferson                 AL
-----------------------------------------------------------------------------------------------------------------------------------
233                   9929 Parkway East                          Birmingham                   Jefferson                 AL
-----------------------------------------------------------------------------------------------------------------------------------
237                   1801 Carolina                              Bessemer                     Jefferson                 AL
-----------------------------------------------------------------------------------------------------------------------------------
801                   144 6th Avenue S.W.                        Birmingham                   Jefferson                 AL
-----------------------------------------------------------------------------------------------------------------------------------
938                   4201 10th Avenue                           Birmingham                   Jefferson                 AL
-----------------------------------------------------------------------------------------------------------------------------------
1042                  5410 Bessemer Super                        Midfield                     Jefferson                 AL
-----------------------------------------------------------------------------------------------------------------------------------
1136                  1145 3rd Ave., West                        Birmingham                   Jefferson                 AL
-----------------------------------------------------------------------------------------------------------------------------------
1209                  4000 Vanderbilt                            Birmingham                   Jefferson                 AL
-----------------------------------------------------------------------------------------------------------------------------------
1345                  1159 Bankhead Hwy.                         Birmingham                   Jefferson                 AL
-----------------------------------------------------------------------------------------------------------------------------------
213                   2201 University Drive, N.W.                Huntsville                   Madison                   AL
-----------------------------------------------------------------------------------------------------------------------------------
1600                  313 S. Main St.                            Linden                       Marengo                   AL
-----------------------------------------------------------------------------------------------------------------------------------
319                   1250 Michigan Ave.                         Mobile                       Mobile                    AL
-----------------------------------------------------------------------------------------------------------------------------------
327                   2325 St. Stephens Rd.                      Mobile                       Mobile                    AL
-----------------------------------------------------------------------------------------------------------------------------------
348                   2212 Halls Mill Rd.                        Mobile                       Mobile                    AL
-----------------------------------------------------------------------------------------------------------------------------------
358                   1262 Springhill Ave.                       Mobile                       Mobile                    AL
-----------------------------------------------------------------------------------------------------------------------------------
458                   3171 Moffat Rd.                            Mobile                       Mobile                    AL
-----------------------------------------------------------------------------------------------------------------------------------
722                   300 S. Craft Hwy.                          Chickasaw                    Mobile                    AL
-----------------------------------------------------------------------------------------------------------------------------------

NY1-500593                                                             EXECUTION
COMPANY SECURITY AGREEMENT
                                    S-A-1

===================================================================================================================================
STORE                   STREET ADDRESS                             CITY                        COUNTY                  ST.
 NO.
-----------------------------------------------------------------------------------------------------------------------------------
993                  2010 St. Stephens Rd.                       Prichard                     Mobile                    AL
-----------------------------------------------------------------------------------------------------------------------------------
1067                 465 Broad St.                               Mobile                       Mobile                    AL
-----------------------------------------------------------------------------------------------------------------------------------
1592                 5017 Cottage Hill Road                      Mobile                       Mobile                    AL
-----------------------------------------------------------------------------------------------------------------------------------
1593                 105 Shelton Beach Rd.                       Saraland                     Mobile                    AL
-----------------------------------------------------------------------------------------------------------------------------------
1620                 7370 Old Pascagoula                         Theodore                     Mobile                    AL
-----------------------------------------------------------------------------------------------------------------------------------
1669                 7751 Moffett                                Mobile                       Mobile                    AL
-----------------------------------------------------------------------------------------------------------------------------------
59                   1144 Adams Avenue                           Montgomery                   Montgomery                AL
-----------------------------------------------------------------------------------------------------------------------------------
496                  311 W. Fairview Ave.                        Montgomery                   Montgomery                AL
-----------------------------------------------------------------------------------------------------------------------------------
1281                 2915 Lower Wetumpka                         Montgomery                   Montgomery                AL
-----------------------------------------------------------------------------------------------------------------------------------
1283                 1035 E. By-Pass                             Montgomery                   Montgomery                AL
-----------------------------------------------------------------------------------------------------------------------------------
908                  1304 US 280 By-Pass                         Phenix City                  Russell                   AL
-----------------------------------------------------------------------------------------------------------------------------------
1597                 617 4th Avenue                              York                         Sumter                    AL
-----------------------------------------------------------------------------------------------------------------------------------
1390                 26 Broadway                                 Sylacauga                    Talledega                 AL
-----------------------------------------------------------------------------------------------------------------------------------
384                  1503 E. Broadway                            W. Memphis                   Crittenden                AR
-----------------------------------------------------------------------------------------------------------------------------------
286                  1601 Cherry Street                          Pine Bluff                   Jefferson                 AR
-----------------------------------------------------------------------------------------------------------------------------------
91                   1700 State Line Avenue                      Texarkana                    Miller                    AR
-----------------------------------------------------------------------------------------------------------------------------------
254                  1401 High Street                            Little Rock                  Pulaski                   AR
-----------------------------------------------------------------------------------------------------------------------------------
283                  5423 W. 12th Street                         Little Rock                  Pulaski                   AR
-----------------------------------------------------------------------------------------------------------------------------------
655                  7621 Geyer Springs                          Little Rock                  Pulaski                   AR
-----------------------------------------------------------------------------------------------------------------------------------
501                  700 N. West Ave.                            El Dorado                    Union                     AR
-----------------------------------------------------------------------------------------------------------------------------------
671                  1750 10th Street                            Douglas                      Cochise                   AZ
-----------------------------------------------------------------------------------------------------------------------------------
847                  901 Fry Blvd                                Sierra Vista                 Cochise                   AZ
-----------------------------------------------------------------------------------------------------------------------------------
3263                 94 - 5th Street                             Douglas                      Cochise                   AZ
-----------------------------------------------------------------------------------------------------------------------------------
955                  U.S. Hwy., 60 Wild Wes                      Clay Pool                    Gila                      AZ
-----------------------------------------------------------------------------------------------------------------------------------
Reg Ofs              2231 East Camelback Rd.                     Phoenix                      Maricopa                  AZ
-----------------------------------------------------------------------------------------------------------------------------------
373                  1151 S. Country Club                        Mesa                         Maricopa                  AZ
-----------------------------------------------------------------------------------------------------------------------------------
670                  4296 W. Thomas Road                         Phoenix                      Maricopa                  AZ
-----------------------------------------------------------------------------------------------------------------------------------
675                  4245 S. Central Avenue                      Phoenix                      Maricopa                  AZ
-----------------------------------------------------------------------------------------------------------------------------------
679                  12040 N. 35th Ave.                          Phoenix                      Maricopa                  AZ
-----------------------------------------------------------------------------------------------------------------------------------
679                  12040 N. 35th Ave.                          Phoenix                      Maricopa                  AZ
-----------------------------------------------------------------------------------------------------------------------------------
681                  1546 E. Roosevelt                           Phoenix                      Maricopa                  AZ
-----------------------------------------------------------------------------------------------------------------------------------
683                  3350 West Van Buren                         Phoenix                      Maricopa                  AZ
-----------------------------------------------------------------------------------------------------------------------------------
685                  7538 E. McDowell Road                       Scottsdale                   Maricopa                  AZ
-----------------------------------------------------------------------------------------------------------------------------------
686                  3150 E. Thomas Road                         Phoenix                      Maricopa                  AZ
-----------------------------------------------------------------------------------------------------------------------------------
690                  7451 W. Indian School                       Phoenix                      Maricopa                  AZ
-----------------------------------------------------------------------------------------------------------------------------------
840                  1906 W. Camelback                           Phoenix                      Maricopa                  AZ
-----------------------------------------------------------------------------------------------------------------------------------

NY1-500593                                                             EXECUTION
COMPANY SECURITY AGREEMENT
                                    S-A-2

===================================================================================================================================
STORE                   STREET ADDRESS                             CITY                        COUNTY                  ST.
 NO.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
841                  7444 South Central                          Phoenix                      Maricopa                  AZ
-----------------------------------------------------------------------------------------------------------------------------------
846                  1102 Baseline Rd.                           Tempe                        Maricopa                  AZ
-----------------------------------------------------------------------------------------------------------------------------------
862                  12045 N. 32nd St.                           Phoenix                      Maricopa                  AZ
-----------------------------------------------------------------------------------------------------------------------------------
950                  5901 W. Camelback Road                      Phoenix                      Maricopa                  AZ
-----------------------------------------------------------------------------------------------------------------------------------
1047                 714 Grand Avenue                            Phoenix                      Maricopa                  AZ
-----------------------------------------------------------------------------------------------------------------------------------
56                   7848 N. Oracle Road                         Tucson                       Pima                      AZ
-----------------------------------------------------------------------------------------------------------------------------------
145                  402 W. Valencia Road                        Tucson                       Pima                      AZ
-----------------------------------------------------------------------------------------------------------------------------------
677                  3802 6th Ave.                               Tucson                       Pima                      AZ
-----------------------------------------------------------------------------------------------------------------------------------
689                  489 N. Grande Ave.                          Tucson                       Pima                      AZ
-----------------------------------------------------------------------------------------------------------------------------------
778                  7090 Golf Links Road E.                     Tucson                       Pima                      AZ
-----------------------------------------------------------------------------------------------------------------------------------
1167                 3869 E. Grand Road                          Tucson                       Pima                      AZ
-----------------------------------------------------------------------------------------------------------------------------------
848                  1233 E. Florence Blvd.                      Casa Grande                  Pinal                     AZ
-----------------------------------------------------------------------------------------------------------------------------------
688                  737 Grand Avenue                            Nogales                      Santa Cruz                AZ
-----------------------------------------------------------------------------------------------------------------------------------
691                  2420 South 4th Avenue                       Yuma                         Yuma                      AZ
-----------------------------------------------------------------------------------------------------------------------------------
181                  4155 Telegraph Ave.                         Oakland                      Alameda                   CA
-----------------------------------------------------------------------------------------------------------------------------------
182                  7301 Bancroft Ave.                          Oakland                      Alameda                   CA
-----------------------------------------------------------------------------------------------------------------------------------
184                  1200 San Pablo Ave.                         Berkeley                     Alameda                   CA
-----------------------------------------------------------------------------------------------------------------------------------
186                  1455 High St.                               Oakland                      Alameda                   CA
-----------------------------------------------------------------------------------------------------------------------------------
188                  345 E. 18th                                 Oakland                      Alameda                   CA
-----------------------------------------------------------------------------------------------------------------------------------
1064                 10800 MacArthur Blvd.                       Oakland                      Alameda                   CA
-----------------------------------------------------------------------------------------------------------------------------------
185                  11575 San Pablo Av.                         El Cerrito                   Contra Costa              CA
-----------------------------------------------------------------------------------------------------------------------------------
3118                 3701 MacDonald St.                          Richmond                     Contra Costa              CA
-----------------------------------------------------------------------------------------------------------------------------------
698                  480 N. Imperial Ave.                        El Centro                    Imperial                  CA
-----------------------------------------------------------------------------------------------------------------------------------
739                  344 Imperial Ave.                           Calexico                     Imperial                  CA
-----------------------------------------------------------------------------------------------------------------------------------
114                  217 N. Central Ave.                         Compton                      Los Angeles               CA
-----------------------------------------------------------------------------------------------------------------------------------
128                  261 E. VernonLos Angeles                    Los Angeles                  Los Angeles               CA
-----------------------------------------------------------------------------------------------------------------------------------
147                  1811 Jefferson Blvd.                        Los Angeles                  Los Angeles               CA
-----------------------------------------------------------------------------------------------------------------------------------
171                  1199 E. Anaheim St.                         Long Beach                   Los Angeles               CA
-----------------------------------------------------------------------------------------------------------------------------------
177                  877 W. Century Blvd.                        Los Angeles                  Los Angeles               CA
-----------------------------------------------------------------------------------------------------------------------------------
466                  1105 W. Mission Blvd.                       Pomona                       Los Angeles               CA
-----------------------------------------------------------------------------------------------------------------------------------
621                  15816 Pioneer                               Norwalk                      Los Angeles               CA
-----------------------------------------------------------------------------------------------------------------------------------
663                  7205 S. Vermont                             Los Angeles                  Los Angeles               CA
-----------------------------------------------------------------------------------------------------------------------------------
738                  11251 S. Western Ave.                       Los Angeles                  Los Angeles               CA
-----------------------------------------------------------------------------------------------------------------------------------
741                  710 N. Fair Oaks                            Pasadena                     Los Angeles               CA
-----------------------------------------------------------------------------------------------------------------------------------
779                  1030 E. Manchester                          Los Angeles                  Los Angeles               CA
-----------------------------------------------------------------------------------------------------------------------------------
781                  10967 Garvey Ave.                           El Monte                     Los Angeles               CA
-----------------------------------------------------------------------------------------------------------------------------------

NY1-500593                                                            EXECUTION
COMPANY SECURITY AGREEMENT
                                    S-A-3

===================================================================================================================================
STORE                   STREET ADDRESS                               CITY                         COUNTY                  ST.
 NO.
-----------------------------------------------------------------------------------------------------------------------------------
786                 1180 N. Hacienda, Blvd.                         La Puente                    Los Angeles               CA
-----------------------------------------------------------------------------------------------------------------------------------
787                 14155 Ramona Blvd.                              Baldwin Park                 Los Angeles               CA
-----------------------------------------------------------------------------------------------------------------------------------
843                 3950 W. Century Blvd.                           Inglewood                    Los Angeles               CA
-----------------------------------------------------------------------------------------------------------------------------------
945                 1415 E. Rosecrans                               Compton                      Los Angeles               CA
-----------------------------------------------------------------------------------------------------------------------------------
949                 2206 W. Rosecrans                               Gardena                      Los Angeles               CA
-----------------------------------------------------------------------------------------------------------------------------------
957                 5801 Cherry Avenue                              Long Beach                   Los Angeles               CA
-----------------------------------------------------------------------------------------------------------------------------------
958                 701 E. Huntington                               Monrovia                     Los Angeles               CA
-----------------------------------------------------------------------------------------------------------------------------------
959                 5325 S. Figueroa                                Los Angeles                  Los Angeles               CA
-----------------------------------------------------------------------------------------------------------------------------------
965                 8531 S. Figueroa                                Los Angeles                  Los Angeles               CA
-----------------------------------------------------------------------------------------------------------------------------------
1000                1604 S. Central Ave.                            Los Angeles                  Los Angeles               CA
-----------------------------------------------------------------------------------------------------------------------------------
1004                1500 N. La Brea Ave.                            Ingelwood                    Los Angeles               CA
-----------------------------------------------------------------------------------------------------------------------------------
1021                4720 Crenshaw Blvd.                             Los Angeles                  Los Angeles               CA
-----------------------------------------------------------------------------------------------------------------------------------
1069                500 E. Holt Ave.                                Pomona                       Los Angeles               CA
-----------------------------------------------------------------------------------------------------------------------------------
1073                1203 Redondo Beach                              Gardena                      Los Angeles               CA
-----------------------------------------------------------------------------------------------------------------------------------
1170                4044 Peck Road                                  El Monte                     Los Angeles               CA
-----------------------------------------------------------------------------------------------------------------------------------
1191                6210 Broadway                                   Los Angeles                  Los Angeles               CA
-----------------------------------------------------------------------------------------------------------------------------------
1618                2533 Long Beach                                 Long Beach                   Los Angeles               CA
-----------------------------------------------------------------------------------------------------------------------------------
3104                5101 East Imperial Hwy.                         Lynnwood                     Los Angeles               CA
-----------------------------------------------------------------------------------------------------------------------------------
3204                5101 Imperial Hwy.                              Lynwood                      Los Angeles               CA
-----------------------------------------------------------------------------------------------------------------------------------
622                 8522 Western Ave.                               Los Angeles                  Los Angles                CA
-----------------------------------------------------------------------------------------------------------------------------------
187                 1390 Fremont                                    Seaside                      Monterey                  CA
-----------------------------------------------------------------------------------------------------------------------------------
1214                3215 Jefferson Ave.                             Newport News                 Newport News              CA
-----------------------------------------------------------------------------------------------------------------------------------
902                 1886 University Ave.                            Riverside                    Riverside                 CA
-----------------------------------------------------------------------------------------------------------------------------------
948                 2901 Florin Rd.                                 Sacramento                   Sacramento                CA
-----------------------------------------------------------------------------------------------------------------------------------
956                 4840 Watt Ave.                                  N. Highlands                 Sacramento                CA
-----------------------------------------------------------------------------------------------------------------------------------
1072                3801 Stockton Blvd.                             Sacramento                   Sacramento                CA
-----------------------------------------------------------------------------------------------------------------------------------
850                 912 E. Foothill                                 Rialto                       San Bernardino            CA
-----------------------------------------------------------------------------------------------------------------------------------
853                 299 E. Baseline                                 San Bernardino               San Bernardino            CA
-----------------------------------------------------------------------------------------------------------------------------------
1260                700 E. Holt                                     Ontario                      San Bernardino            CA
-----------------------------------------------------------------------------------------------------------------------------------
1944                8909 Sierra Avenue                              Fontanan                     San Bernardino            CA
-----------------------------------------------------------------------------------------------------------------------------------
780                 423 San Ysidro                                  San Ysidro                   San Diego                 CA
-----------------------------------------------------------------------------------------------------------------------------------
1159                3726 Del Sol Blvd.                              San Diego                    San Diego                 CA
-----------------------------------------------------------------------------------------------------------------------------------
1162                504 Euclid Avenue                               San Diego                    San Diego                 CA
-----------------------------------------------------------------------------------------------------------------------------------
1164                3040 E. 8th St.                                 National City                San Diego                 CA
-----------------------------------------------------------------------------------------------------------------------------------
1212                3495 El Cajon Blvd.                             San Diego                    San Diego                 CA
-----------------------------------------------------------------------------------------------------------------------------------
1255                3146-3180 Main St.                              San Diego                    San Diego                 CA
-----------------------------------------------------------------------------------------------------------------------------------

NY1-500593                                                             EXECUTION
COMPANY SECURITY AGREEMENT
                                     S-A-4

===================================================================================================================================
STORE                   STREET ADDRESS                             CITY                         COUNTY                  ST.
 NO.
-----------------------------------------------------------------------------------------------------------------------------------
1321                  1005 Third Avenue                          Chula Vista                  San Diego                 CA
-----------------------------------------------------------------------------------------------------------------------------------
1324                  10631 Camino Ruiz                          Mira Mesa                    San Diego                 CA
-----------------------------------------------------------------------------------------------------------------------------------
1858                  510 Oceanside Blvd.                        Oceanside                    San Diego                 CA
-----------------------------------------------------------------------------------------------------------------------------------
947                   110 E. Charter Way                         Stockton                     San Joaquin               CA
-----------------------------------------------------------------------------------------------------------------------------------
241                   1694 Santa Clara                           San Jose                     Santa Clara               CA
-----------------------------------------------------------------------------------------------------------------------------------
242                   1712 Tully Road                            San Jose                     Santa Clara               CA
-----------------------------------------------------------------------------------------------------------------------------------
1876                  1920 Solando Avenue                        Vallejo                      Solano                    CA
-----------------------------------------------------------------------------------------------------------------------------------
798                   7200 Federal Blvd.                         Westminister                 Adams                     CO
-----------------------------------------------------------------------------------------------------------------------------------
1011                  15199 E. Colfax Avenue                     Aurora                       Adams                     CO
-----------------------------------------------------------------------------------------------------------------------------------
790                   3401 Colorado Blvd.                        Denver                       Denver                    CO
-----------------------------------------------------------------------------------------------------------------------------------
999                   3715 Peoria                                Denver                       Denver                    CO
-----------------------------------------------------------------------------------------------------------------------------------
1082                  4400 Federal Blvd.                         Denver                       Denver                    CO
-----------------------------------------------------------------------------------------------------------------------------------
1233                  274 Dixwell Avenue                         New Haven                    New Haven                 CT
-----------------------------------------------------------------------------------------------------------------------------------
755                   104 S. Tyndall Pkwy.                       Panama City                  Bay                       FL
-----------------------------------------------------------------------------------------------------------------------------------
389                   590 N.W. 7th Ave.                          Fort Lauderdale              Broward                   FL
-----------------------------------------------------------------------------------------------------------------------------------
1137                  2401 W. Sunrise Blvd.                      Ft. Lauderdale               Broward                   FL
-----------------------------------------------------------------------------------------------------------------------------------
288                   2701 N.W. 54th Street                      Miami                        Dade                      FL
-----------------------------------------------------------------------------------------------------------------------------------
343                   2899 N.W. 7th Ave.                         Miami                        Dade                      FL
-----------------------------------------------------------------------------------------------------------------------------------
344                   2101 N.W. 79th St.                         Miami                        Dade                      FL
-----------------------------------------------------------------------------------------------------------------------------------
411                   1155 N.W. 54th Street                      Miami                        Dade                      FL
-----------------------------------------------------------------------------------------------------------------------------------
536                   17331 S. Dixie Hwy.                        Perrine                      Dade                      FL
-----------------------------------------------------------------------------------------------------------------------------------
1101                  13200 N.W. 27th Ave.                       Opa Locka                    Dade                      FL
-----------------------------------------------------------------------------------------------------------------------------------
1109                  17495 N.W. 27th Ave.                       Carol City                   Dade                      FL
-----------------------------------------------------------------------------------------------------------------------------------
1193                  1105 N.W. 7th Ave.                         Miami                        Dade                      FL
-----------------------------------------------------------------------------------------------------------------------------------
1377                  141 S. Federal Hwy.                        Dania                        Dade                      FL
-----------------------------------------------------------------------------------------------------------------------------------
1542                  21595 S. Dixie Hwy.                        Miami                        Dade                      FL
-----------------------------------------------------------------------------------------------------------------------------------
1563                  6700 Northwest 7th Ave.                    Miami                        Dade                      FL
-----------------------------------------------------------------------------------------------------------------------------------
359                   1055 W. Cervantes                          Pensacola                    Escambia                  FL
-----------------------------------------------------------------------------------------------------------------------------------
366                   1655 North 9th Ave.                        Pensacola                    Escambia                  FL
-----------------------------------------------------------------------------------------------------------------------------------
377                   4110 Barrancas Ave.                        Pensacola                    Escambia                  FL
-----------------------------------------------------------------------------------------------------------------------------------
394                   3204 Pace Blvd.                            Pensacola                    Escambia                  FL
-----------------------------------------------------------------------------------------------------------------------------------
724                   8967 Pensacola Blvd.                       Pensacola                    Escambia                  FL
-----------------------------------------------------------------------------------------------------------------------------------
759                   4504 Mobile Hwy.                           Pensacola                    Escambia                  FL
-----------------------------------------------------------------------------------------------------------------------------------
1050                  3898 N. Davis Hwy.                         Pensacola                    Escambia                  FL
-----------------------------------------------------------------------------------------------------------------------------------
14                    1701 N. Nebraska Ave.                      Tampa                        Hillsborough              FL
-----------------------------------------------------------------------------------------------------------------------------------
324                   8501 Nebraska Ave., N.                     Tampa                        Hillsborough              FL
-----------------------------------------------------------------------------------------------------------------------------------

NY1-500593                                                             EXECUTION
COMPANY SECURITY AGREEMENT
                                    S-A-5

===================================================================================================================================
STORE                   STREET ADDRESS                             CITY                         COUNTY                  ST.
 NO.
-----------------------------------------------------------------------------------------------------------------------------------
330                   3201 E. Hillsborough                       Tampa                        Hillsborough              FL
-----------------------------------------------------------------------------------------------------------------------------------
340                   3815 Armenia Ave., N.                      Tampa                        Hillsborough              FL
-----------------------------------------------------------------------------------------------------------------------------------
406                   4001 North 22nd Street                     Tampa                        Hillsborough              FL
-----------------------------------------------------------------------------------------------------------------------------------
462                   1817 W. Sligh Ave.                         Tampa                        Hillsborough              FL
-----------------------------------------------------------------------------------------------------------------------------------
832                   703 S. Collins St.                         Plant City                   Hillsborough              FL
-----------------------------------------------------------------------------------------------------------------------------------
857                   2301 North 50th St.                        Tampa                        Hillsborough              FL
-----------------------------------------------------------------------------------------------------------------------------------
1008                  8650 N. 56th Street                        Temple Terrace               Hillsborough              FL
-----------------------------------------------------------------------------------------------------------------------------------
1025                  7501 N. Waters Ave.                        Tampa                        Hillsborough              FL
-----------------------------------------------------------------------------------------------------------------------------------
13                    240 Mary Ester Cutof                       Mary Ester                   Okaloosa                  FL
-----------------------------------------------------------------------------------------------------------------------------------
415                   2401 Old Dixie Hwy.                        Riviera Beach                Palm Beach                FL
-----------------------------------------------------------------------------------------------------------------------------------
390                   1401 16th Street South                     St. Petersburg               Pinellas                  FL
-----------------------------------------------------------------------------------------------------------------------------------
399                   3510 Central Avenue                        St. Petersburg               Pinellas                  FL
-----------------------------------------------------------------------------------------------------------------------------------
464                   1575 Gulf-to-Bay Blvd.                     Clearwater                   Pinellas                  FL
-----------------------------------------------------------------------------------------------------------------------------------
1372                  2195 34th Street South                     St. Petersburg               Pinellas                  FL
-----------------------------------------------------------------------------------------------------------------------------------
413                   215 W. Memorial Blvd.                      Lakeland                     Polk                      FL
-----------------------------------------------------------------------------------------------------------------------------------
791                   1050 6th Street, N.W.                      Winterhaven                  Polk                      FL
-----------------------------------------------------------------------------------------------------------------------------------
874                   2561 French Ave.                           Sanford                      Seminole                  FL
-----------------------------------------------------------------------------------------------------------------------------------
375                   3860 Houston Ave.                          Macon                        Bibb                      GA
-----------------------------------------------------------------------------------------------------------------------------------
751                   777 Shurling Dr.                           Macon                        Bibb                      GA
-----------------------------------------------------------------------------------------------------------------------------------
871                   1425 Georgia Ave.                          Macon                        Bibb                      GA
-----------------------------------------------------------------------------------------------------------------------------------
1182                  2138 Pio Nono Ave.                         Macon                        Bibb                      GA
-----------------------------------------------------------------------------------------------------------------------------------
434                   4119 Montgomery St.                        Savannah                     Chatham                   GA
-----------------------------------------------------------------------------------------------------------------------------------
435                   1503 Montgomery St.                        Savannah                     Chatham                   GA
-----------------------------------------------------------------------------------------------------------------------------------
733                   4476 Jonesboro                             Forest Park                  Clayton                   GA
-----------------------------------------------------------------------------------------------------------------------------------
2107                  6717 Highway 85                            Riverdale                    Clayton                   GA
-----------------------------------------------------------------------------------------------------------------------------------
732                   75 S. Marietta Pkwy.                       Marietta                     Cobb                      GA
-----------------------------------------------------------------------------------------------------------------------------------
754                   3720 Austell Rd.                           Marietta                     Cobb                      GA
-----------------------------------------------------------------------------------------------------------------------------------
789                   1130 Roswell Rd.                           Marietta                     Cobb                      GA
-----------------------------------------------------------------------------------------------------------------------------------
3121                  Windy Hill Road                            Marietta                     Cobb                      GA
-----------------------------------------------------------------------------------------------------------------------------------
3259                  5120 South Cobb Dr.                        Syyrna                       Cobb                      GA
-----------------------------------------------------------------------------------------------------------------------------------
1023                  104 E. 16th Avenue.                        Cordele                      Crisp                     GA
-----------------------------------------------------------------------------------------------------------------------------------
137                   30 Moreland Ave., SE                       Atlanta                      DeKalb                    GA
-----------------------------------------------------------------------------------------------------------------------------------
153                   4001 Glenwood                              Decatur                      DeKalb                    GA
-----------------------------------------------------------------------------------------------------------------------------------
192                   2767 Clairmont Rd.                         Atlanta                      DeKalb                    GA
-----------------------------------------------------------------------------------------------------------------------------------
424                   2473 Wesley Chapel Rd.                     Atlanta                      DeKalb                    GA
-----------------------------------------------------------------------------------------------------------------------------------
599                   2700 Candler Rd.                           Decatur                      DeKalb                    GA
-----------------------------------------------------------------------------------------------------------------------------------

NY1-500593
                                                                       EXECUTION
COMPANY SECURITY AGREEMENT
                                     S-A-6

===================================================================================================================================
STORE                   STREET ADDRESS                               CITY                         COUNTY                  ST.
 NO.
-----------------------------------------------------------------------------------------------------------------------------------
625                   4680 Memorial Dr.                          Decatur                      DeKalb                    GA
-----------------------------------------------------------------------------------------------------------------------------------
808                   2626 N. Decatur Rd., NE                    Decatur                      DeKalb                    GA
-----------------------------------------------------------------------------------------------------------------------------------
814                   2595 Gresham Rd.                           Atlanta                      DeKalb                    GA
-----------------------------------------------------------------------------------------------------------------------------------
939                   1805 Candler Rd.                           Decatur                      DeKalb                    GA
-----------------------------------------------------------------------------------------------------------------------------------
1165                  4949 Peachtree Ind                         Atlanta                      DeKalb                    GA
-----------------------------------------------------------------------------------------------------------------------------------
2587                  3506 Memorial Dr.                          Atlanta                      DeKalb                    GA
-----------------------------------------------------------------------------------------------------------------------------------
2676                  3189 Tucker-Norcorss                       Tucker                       DeKalb                    GA
-----------------------------------------------------------------------------------------------------------------------------------
3878                  4995 Bufford Hwy.                          Chamblee                     DeKalb                    GA
-----------------------------------------------------------------------------------------------------------------------------------
3920                  3389 Buford Hwy                            Atlanta                      DeKalb                    GA
-----------------------------------------------------------------------------------------------------------------------------------
906                   401 W. Oglethorpe                          Albany                       Dougherty                 GA
-----------------------------------------------------------------------------------------------------------------------------------
1022                  1926 M.L. King Jr. Dr.                     Albany                       Dougherty                 GA
-----------------------------------------------------------------------------------------------------------------------------------
920                   6135 Fairborn Rd.                          Douglasville                 Douglas                   GA
-----------------------------------------------------------------------------------------------------------------------------------
3695                  3651 Peachtree Parkway                     Suwanee                      Forsyth                   GA
-----------------------------------------------------------------------------------------------------------------------------------
Reg Ofs               41 Perimeter Center East                   Atlanta                      Fulton                    GA
-----------------------------------------------------------------------------------------------------------------------------------
Corp Ofs              Six Concourse Pkwy.                        Atlanta                      Fulton                    GA
-----------------------------------------------------------------------------------------------------------------------------------
Test                  2241 Perimeter Park Drive                  Atlanta                      Fulton                    GA
Kitchen
-----------------------------------------------------------------------------------------------------------------------------------
87                    200 Cleveland Ave.                         Atlanta                      Fulton                    GA
-----------------------------------------------------------------------------------------------------------------------------------
98                    860 Bankhead Hwy. N.W.                     Atlanta                      Fulton                    GA
-----------------------------------------------------------------------------------------------------------------------------------
113                   840 Simpson N.W.                           Atlanta                      Fulton                    GA
-----------------------------------------------------------------------------------------------------------------------------------
168                   1405 Moreland S.E.                         Atlanta                      Fulton                    GA
-----------------------------------------------------------------------------------------------------------------------------------
169                   333 Auburn Ave., N.E.                      Atlanta                      Fulton                    GA
-----------------------------------------------------------------------------------------------------------------------------------
198                   1407 Stewart Ave., S.                      Atlanta                      Fulton                    GA
-----------------------------------------------------------------------------------------------------------------------------------
626                   5148 Old National                          Atlanta                      Fulton                    GA
-----------------------------------------------------------------------------------------------------------------------------------
725                   3561 M.L. King Jr. SW.                     Atlanta                      Fulton                    GA
-----------------------------------------------------------------------------------------------------------------------------------
727                   3667 Campbellton, S.W.                     Atlanta                      Fulton                    GA
-----------------------------------------------------------------------------------------------------------------------------------
742                   2558 M.L. King, Jr. S.W                    Atlanta                      Fulton                    GA
-----------------------------------------------------------------------------------------------------------------------------------
743                   6224 Roswell Rd.                           Sandy Springs                Fulton                    GA
-----------------------------------------------------------------------------------------------------------------------------------
745                   629 Cascade Rd. SW                         Atlanta                      Fulton                    GA
-----------------------------------------------------------------------------------------------------------------------------------
747                   1796 Delowe Dr.                            Atlanta                      Fulton                    GA
-----------------------------------------------------------------------------------------------------------------------------------
760                   538 Lee Street                             Atlanta                      Fulton                    GA
-----------------------------------------------------------------------------------------------------------------------------------
761                   682 Boulevard N.E. & Ponce de Leon         Atlanta                      Fulton                    GA
-----------------------------------------------------------------------------------------------------------------------------------
818                   911 E. Cleveland Ave.                      East Point                   Fulton                    GA
-----------------------------------------------------------------------------------------------------------------------------------
1044                  2418 Bolton Rd. NW                         Atlanta                      Fulton                    GA
-----------------------------------------------------------------------------------------------------------------------------------
1261                  1617 Jonesboro Road                        Atlanta                      Fulton                    GA
-----------------------------------------------------------------------------------------------------------------------------------
2070                  683 Boulevard, N.E.                        Atlanta                      Fulton                    GA
-----------------------------------------------------------------------------------------------------------------------------------


NY1-500593                                                             EXECUTION
COMPANY SECURITY AGREEMENT
                                     S-A-7

===================================================================================================================================
STORE                   STREET ADDRESS                               CITY                         COUNTY                  ST.
 NO.
-----------------------------------------------------------------------------------------------------------------------------------
2108                  515 Lee Street S.E.                             Atlanta                      Fulton                  GA
-----------------------------------------------------------------------------------------------------------------------------------
2113                  610 Cascades                                    Atlanta                      Fulton                  GA
-----------------------------------------------------------------------------------------------------------------------------------
3079                  2650 Bankhead Hwy.                              Atlanta                      Fulton                  GA
-----------------------------------------------------------------------------------------------------------------------------------
3243                  Piedmont Road                                   Atlanta                      Fulton                  GA
-----------------------------------------------------------------------------------------------------------------------------------
3761                  10779 Alpharetta Hwy.                           Roswell                      Fulton                  GA
-----------------------------------------------------------------------------------------------------------------------------------
3816                  1715 Howell Mill Road                           Atlanta                      Fulton                  GA
-----------------------------------------------------------------------------------------------------------------------------------
3287                  1635 Pleasant Hill Rd.                          Duluth                       Gwinnett                GA
-----------------------------------------------------------------------------------------------------------------------------------
3535                  2330 Ronald Regan Pkwy.                         Snellville                   Gwinnett                GA
-----------------------------------------------------------------------------------------------------------------------------------
3683                  400 Peachtree Ind Blvd.                         Suwanee                      Gwinnett                GA
-----------------------------------------------------------------------------------------------------------------------------------
3762                  6050 Peachtree Parkway                          Norcross                     Gwinnett                GA
-----------------------------------------------------------------------------------------------------------------------------------
749                   1801 Watson Blvd.                               Warner Robbins               Houston                 GA
-----------------------------------------------------------------------------------------------------------------------------------
1670                  501 N. Davis St.                                Warner Robbins               Houston                 GA
-----------------------------------------------------------------------------------------------------------------------------------
355                   528 Brown Ave.                                  Columbus                     Muscogee                GA
-----------------------------------------------------------------------------------------------------------------------------------
357                   1805 Hamilton Rd.                               Columbus                     Muscogee                GA
-----------------------------------------------------------------------------------------------------------------------------------
907                   1821 Lumpkin Rd.                                Columbus                     Muscogee                GA
-----------------------------------------------------------------------------------------------------------------------------------
911                   4256 Buena Vista Rd.                            Columbus                     Muscogee                GA
-----------------------------------------------------------------------------------------------------------------------------------
1174                  1122 Fort Benning Rd.                           Columbus                     Muscogee                GA
-----------------------------------------------------------------------------------------------------------------------------------
1427                  100 Vineland St.                                Fort Valley                  Peach                   GA
-----------------------------------------------------------------------------------------------------------------------------------
926                   2823 Washington Rd.                             Augusta                      Richmond                GA
-----------------------------------------------------------------------------------------------------------------------------------
919                   526 W. Taylor                                   Griffin                      Spalding                GA
-----------------------------------------------------------------------------------------------------------------------------------
915                   1322 E. Lamar St.                               Americus                     Sumter                  GA
-----------------------------------------------------------------------------------------------------------------------------------
916                   213 Franklin Rd.                                La Grange                    Troup                   GA
-----------------------------------------------------------------------------------------------------------------------------------
291                   8694 79th Street                                Chicago                      Cook                    IL
-----------------------------------------------------------------------------------------------------------------------------------
483                   1755 West Jackson Heights                       Chicago                      Cook                    IL
-----------------------------------------------------------------------------------------------------------------------------------
576                   4005 Butterfield Rd.                            Hillside                     Cook                    IL
-----------------------------------------------------------------------------------------------------------------------------------
610                   400 East 67th                                   Chicago                      Cook                    IL
-----------------------------------------------------------------------------------------------------------------------------------
870                   6841 Halstead                                   Chicago                      Cook                    IL
-----------------------------------------------------------------------------------------------------------------------------------
889                   1245 N. Roselle Road                            Schaumberg                   Cook                    IL
-----------------------------------------------------------------------------------------------------------------------------------
970                   2 South Polaski Road                            Chicago                      Cook                    IL
-----------------------------------------------------------------------------------------------------------------------------------
982                   50 West 79th St.                                Chicago                      Cook                    IL
-----------------------------------------------------------------------------------------------------------------------------------
992                   1956 West 79th St.                              Chicago                      Cook                    IL
-----------------------------------------------------------------------------------------------------------------------------------
1053                  1157 S. Independence                            Chicago                      Cook                    IL
-----------------------------------------------------------------------------------------------------------------------------------
1142                  6th West 69th St.                               Chicago                      Cook                    IL
-----------------------------------------------------------------------------------------------------------------------------------
1315                  6849 S. Western Avenue                          Chicago                      Cook                    IL
-----------------------------------------------------------------------------------------------------------------------------------
665                   500 South Western                               Peoria                       Peoria                  IL
-----------------------------------------------------------------------------------------------------------------------------------
613                   5001 State Street                               East St. Louis               St. Clair               IL
-----------------------------------------------------------------------------------------------------------------------------------


NY1-500593                                                             EXECUTION
COMPANY SECURITY AGREEMENT
                                     S-A-8

===================================================================================================================================
STORE                   STREET ADDRESS                               CITY                         COUNTY                  ST.
 NO.
-----------------------------------------------------------------------------------------------------------------------------------
617                    4525 North Belt W.                        Belleville                   St. Clair                  IL
-----------------------------------------------------------------------------------------------------------------------------------
238                    2501 N. Keystone                          Indianapolis                 Marion                     IN
-----------------------------------------------------------------------------------------------------------------------------------
247                    240 E. 22nd Street                        Indianapolis                 Marion                     IN
-----------------------------------------------------------------------------------------------------------------------------------
260                    1404 E. Prospect                          Indianapolis                 Marion                     IN
-----------------------------------------------------------------------------------------------------------------------------------
262                   2502 Northwestern                          Indianapolis                 Marion                     IN
-----------------------------------------------------------------------------------------------------------------------------------
266                   5129 E. Washington                         Indianapolis                 Marion                     IN
-----------------------------------------------------------------------------------------------------------------------------------
274                   2964 South Shelby                          Indianapolis                 Marion                     IN
-----------------------------------------------------------------------------------------------------------------------------------
632                   5170 W. Washington                         Indianapolis                 Marion                     IN
-----------------------------------------------------------------------------------------------------------------------------------
633                   2910 Westlane                              Indianapolis                 Marion                     IN
-----------------------------------------------------------------------------------------------------------------------------------
861                   8961 S US 31                               Indianapolis                 Marion                     IN
-----------------------------------------------------------------------------------------------------------------------------------
516                   1105 Washington                            Junction City                Geary                      KS
-----------------------------------------------------------------------------------------------------------------------------------
510                   329 East 4th Street                        Hutchinson                   Reno                       KS
-----------------------------------------------------------------------------------------------------------------------------------
432                   1302 N. Broadway                           Wichita                      Sedgwick                   KS
-----------------------------------------------------------------------------------------------------------------------------------
433                   3808 East Harry St.                        Wichita                      Sedgwick                   KS
-----------------------------------------------------------------------------------------------------------------------------------
454                   1305 N. Hillside                           Wichita                      Sedgwick                   KS
-----------------------------------------------------------------------------------------------------------------------------------
657                   201 E. 29th Street                         Topeka                       Shawnee                    KS
-----------------------------------------------------------------------------------------------------------------------------------
191                   3012 N. 27th Street                        Kansas City                  Wyandotte                  KS
-----------------------------------------------------------------------------------------------------------------------------------
236                   1222 Central                               Kansas City                  Wyandotte                  KS
-----------------------------------------------------------------------------------------------------------------------------------
1256                  4900 W. Poplar Level                       Louisville                   Jefferson                  KY
------------------------------------------------------------------------------------------------------------------------------------

75                    1450 Milam Street                          Shreveport                   Caddo Parish               LA
------------------------------------------------------------------------------------------------------------------------------------

1627                  925 South Pine                             Vivian                       Caddo Parish               LA
------------------------------------------------------------------------------------------------------------------------------------

381                   1635 E. Broad St.                          Lake Charles                 Calcasieu Parish           LA
------------------------------------------------------------------------------------------------------------------------------------

6                     345 N. Acadian Thruway                     Baton Rouge                  East Baton Rouge           LA
                                                                                              Parish
------------------------------------------------------------------------------------------------------------------------------------

72                    2321 Highland Road                         Baton Rouge                  East Baton Rouge           LA
                                                                                              Parish
------------------------------------------------------------------------------------------------------------------------------------

155                   8212 Scenic Hwy.                           Baton Rouge                  East Baton Rouge           LA
                                                                                              Parish
------------------------------------------------------------------------------------------------------------------------------------

600                   1104 Main Street                           Baker                        East Baton Rouge           LA
                                                                                              Parish
------------------------------------------------------------------------------------------------------------------------------------

719                   10785 Florida Blvd.                        Baton Rouge                  East Baton Rouge           LA
                                                                                              Parish
------------------------------------------------------------------------------------------------------------------------------------

720                   5460 Airline Hwy.                          Baton Rouge                  East Baton Rouge           LA
                                                                                              Parish
------------------------------------------------------------------------------------------------------------------------------------

721                   5728 Government St.                        Baton Rouge                  East Baton Rouge           LA
                                                                                              Parish
------------------------------------------------------------------------------------------------------------------------------------

753                   4395 Perkins Road                          Baton Rouge                  East Baton Rouge           LA
                                                                                                     Parish
-----------------------------------------------------------------------------------------------------------------------------------

NY1-500593                                                             EXECUTION
COMPANY SECURITY AGREEMENT
                                     S-A-9

===================================================================================================================================
STORE                   STREET ADDRESS                               CITY                         COUNTY                  ST.
 NO.
-----------------------------------------------------------------------------------------------------------------------------------
1120                  2029 N. Acadian Thrw.                      Baton Rouge                  East Baton Rouge          LA
                                                                                              Parish
-----------------------------------------------------------------------------------------------------------------------------------
1172                  5415 Plank Road                            Baton Rouge                  East Baton Rouge          LA
                                                                                              Parish
-----------------------------------------------------------------------------------------------------------------------------------
1205                  7941 Airline Hwy.                          Baton Rouge                  East Baton Rouge          LA
                                                                                              Parish
-----------------------------------------------------------------------------------------------------------------------------------
1614                  1960 Staring Land                          Baton Rouge                  East Baton Rouge          LA
                                                                                              Parish
-----------------------------------------------------------------------------------------------------------------------------------
1678                  3332 N. Foster                             Baton Rouge                  East Baton Rouge          LA
                                                                                              Parish
-----------------------------------------------------------------------------------------------------------------------------------
519                   601 W. St. Peters                          New Iberia                   Iberia Parish             LA
-----------------------------------------------------------------------------------------------------------------------------------
CFC Reg Ofs           2424 Edenborn Avenue                       Metairie                     Jefferson                 LA
-----------------------------------------------------------------------------------------------------------------------------------
124                   8901 Airline Hwy.                          Metairie                     Jefferson Parrish         LA
-----------------------------------------------------------------------------------------------------------------------------------
563                   3740 Airline Hwy.                          Metairie                     Jefferson Parrish         LA
-----------------------------------------------------------------------------------------------------------------------------------
Fulton Street         1412-1414 Fulton St.                       Kenner                       Jefferson Parish          LA
Warehouse
-----------------------------------------------------------------------------------------------------------------------------------
312                   3344 Williams Blvd.                        Kenner                       Jefferson Parish          LA
-----------------------------------------------------------------------------------------------------------------------------------
816                   601 Terry Parkway                          Terrytown                    Jefferson Parish          LA
-----------------------------------------------------------------------------------------------------------------------------------
882                   6820 Veterans Memorial                     Metairie                     Jefferson Parish          LA
-----------------------------------------------------------------------------------------------------------------------------------
1141                  3111 Loyola Drive                          Kenner                       Jefferson Parish          LA
-----------------------------------------------------------------------------------------------------------------------------------
2003                  1301 Veterans Memorial                     Metairie                     Jefferson Parish          LA
-----------------------------------------------------------------------------------------------------------------------------------
2009                  4905 Westbank Exp.                         Marrero                      Jefferson Parish          LA
-----------------------------------------------------------------------------------------------------------------------------------
2017                  4701 Veterans Memorial                     Metairie                     Jefferson Parish          LA
-----------------------------------------------------------------------------------------------------------------------------------
2018                  4433 Jefferson Hwy.                        New Orleans                  Jefferson Parish          LA
-----------------------------------------------------------------------------------------------------------------------------------
2022                  445 Terry Parkway                          Gretna                       Jefferson Parish          LA
-----------------------------------------------------------------------------------------------------------------------------------
2023                  3444 Williams Blvd.                        Kenner                       Jefferson Parish          LA
-----------------------------------------------------------------------------------------------------------------------------------
2040                  2912 Highway 90 W.                         Avondale                     Jefferson Parish          LA
-----------------------------------------------------------------------------------------------------------------------------------
2068                  2148 Belle Chasse                          Gretna                       Jefferson Parish          LA
-----------------------------------------------------------------------------------------------------------------------------------
2069                  6625 Jefferson Hwy.                        Harahan                      Jefferson Parish          LA
-----------------------------------------------------------------------------------------------------------------------------------
2094                  4605 Airline Hwy.                          Metairie                     Jefferson Parish          LA
-----------------------------------------------------------------------------------------------------------------------------------
2100                  7212 Veterans Memorial                     Metairie                     Jefferson Parish          LA
-----------------------------------------------------------------------------------------------------------------------------------
2249                  1401 Lafayette St.                         Gretna                       Jefferson Parish          LA
-----------------------------------------------------------------------------------------------------------------------------------
2301                  3301 Veterans Memorial                     Metairie                     Jefferson Parish          LA
-----------------------------------------------------------------------------------------------------------------------------------
2464                  4305 Transcontinental                      Metairie                     Jefferson Parish          LA
-----------------------------------------------------------------------------------------------------------------------------------
2474                  3016 Loyola Dr.                            Kenner                       Jefferson Parish          LA
-----------------------------------------------------------------------------------------------------------------------------------
2483                  3850 Veternas                              Metairie                     Jefferson Parish          LA
-----------------------------------------------------------------------------------------------------------------------------------
2601                  5410 Lapalco                               Marrero                      Jefferson Parish          LA
-----------------------------------------------------------------------------------------------------------------------------------
70                    212 S. Evangeline TH                       Lafayette                    Lafayette Parish          LA
-----------------------------------------------------------------------------------------------------------------------------------

NY1-500593                                                             EXECUTION
COMPANY SECURITY AGREEMENT
                                    S-A-10

===================================================================================================================================
STORE                   STREET ADDRESS                               CITY                         COUNTY                  ST.
 NO.
-----------------------------------------------------------------------------------------------------------------------------------
316                   3142 Johnston St.                          Lafayette                    Lafayette Parish          LA
-----------------------------------------------------------------------------------------------------------------------------------
1259                  400 S. Range Ave.                          Denham Springs               Livingston Parish         LA
-----------------------------------------------------------------------------------------------------------------------------------
520                   204 W. Madison                             Bastrop                      Morehouse Parish          LA
-----------------------------------------------------------------------------------------------------------------------------------
Vacant Land           Tract 8, Area 11                           New Orleans East             Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
95                    1738 Louisiana Avenue                      New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
96                    2506 St. Bernard                           New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
99                    8635 Earhart                               New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
109                   1624 Newton Street                         New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
111                   2638 Elysian Fields                        New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
815                   9708 Chef Menteur HW                       New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
852                   7100 Downman Road                          New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
1049                  1553 Mirabeau Ave.                         New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
1081                  4030 Chef Menteur Hwy.                     New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
1139                  4301 Saint Claude Avenue                   New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
1153                  1600 S. Claiborne Avenue                   New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
1248                  230 N. Broad St.                           New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
2004                  9120 Chef Menteur                          New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
2005                  1501 Elysian Fields                        New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
2007                  2201 St. Bernard                           New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
2011                  301 N. Broad Ave.                          New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
2020                  1243 St. Charles Ave.                      New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
2021                  3008 Napoleon Ave.                         New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
2024                  2900 S. Claiborne                          New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
2025                  7118 Downman Rd.                           New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
2026                  2500 St. Claude Ave.                       New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
2027                  4041 Magazine St.                          New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
2028                  1414 Carrollton Ave.                       New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
2030                  621 Canal St.                              New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
2079                  3825 Gen DeGaulle                          New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
2239                  3100 Carrollton Ave.                       New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
2245                  4480 Chef Menteur                          New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
2383                  2000 Gentilly Blvd.                        New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
2407                  5600 St. Claude Ave.                       New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
2485                  5711 Read Road                             New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
2511                  1101 Canal Street                          New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
3059                  6232 Elysian Fields                        New Orleans                  Orleans Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------

NY1-500593                                                             EXECUTION
COMPANY SECURITY AGREEMENT
                                    S-A-11

===================================================================================================================================
STORE                   STREET ADDRESS                               CITY                         COUNTY                  ST.
 NO.
-----------------------------------------------------------------------------------------------------------------------------------
337                   605 Cypress Street                         West Monroe                  Ouachita Parish           LA
-----------------------------------------------------------------------------------------------------------------------------------
339                   2410 De Saird Street                       Monroe                       Ouachita Parish           LA
-----------------------------------------------------------------------------------------------------------------------------------
363                   1401 South 2nd                             Monroe                       Ouachita Parish           LA
-----------------------------------------------------------------------------------------------------------------------------------
328                   3016 Lee St.                               Alexandria                   Rapides Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
702                   1275 MacArthur Drive                       Alexandria                   Rapides Parish            LA
-----------------------------------------------------------------------------------------------------------------------------------
813                   1112 W. Judge Perez                        Chalmette                    St. Bernard Parish        LA
-----------------------------------------------------------------------------------------------------------------------------------
2019                  620 W. Jedge Perez Dr.                     Chalmette                    St. Bernard Parish        LA
-----------------------------------------------------------------------------------------------------------------------------------
2244                  1920 E. Judge Perez                        Chalmette                    St. Bernard Parish        LA
-----------------------------------------------------------------------------------------------------------------------------------
718                   1601 W. Airline Hwy.                       LaPlace                      St. John the Baptist      LA
                                                                                              Parish
-----------------------------------------------------------------------------------------------------------------------------------
582                   1055 N. Main                               Opelousas                    St. Landry Parish         LA
-----------------------------------------------------------------------------------------------------------------------------------
585                   630 Brashear Avenue                        Morgan City                  St. Mary Parish           LA
-----------------------------------------------------------------------------------------------------------------------------------
502                   195 Gause Blvd.                            Slidell                      St. Tammany Parish        LA
-----------------------------------------------------------------------------------------------------------------------------------
493                   410 W. Thomas                              Hammond                      Tangipaloa Parish         LA
-----------------------------------------------------------------------------------------------------------------------------------
1634                  1012 N. 5th St.                            Leesville                    Vernon Parish             LA
-----------------------------------------------------------------------------------------------------------------------------------
1647                  6401 Annapolis Road                        Hyattsville                  Prince George             MD
-----------------------------------------------------------------------------------------------------------------------------------
1573                  3215 W. 13 Mile Rd.                        Royal Oak                    Oakland                   MI
-----------------------------------------------------------------------------------------------------------------------------------
302                   7060 Michigan Avenue                       Detroit                      Wayne                     MI
-----------------------------------------------------------------------------------------------------------------------------------
345                   6931 E. Jefferson                          Detroit                      Wayne                     MI
-----------------------------------------------------------------------------------------------------------------------------------
456                   19741 W. McNichols Rd.                     Detroit                      Wayne                     MI
-----------------------------------------------------------------------------------------------------------------------------------
784                   10038 W. 7 Mile Rd.                        Detroit                      Wayne                     MI
-----------------------------------------------------------------------------------------------------------------------------------
863                   2757 W. Davison Avenue                     Detroit                      Wayne                     MI
-----------------------------------------------------------------------------------------------------------------------------------
864                   Woodward & Forest                          Detroit                      Wayne                     MI
-----------------------------------------------------------------------------------------------------------------------------------
865                   27360 Michigan Avenue                      Inkster                      Wayne                     MI
-----------------------------------------------------------------------------------------------------------------------------------
991                   18138 W. 7 Mile Road                       Detroit                      Wayne                     MI
-----------------------------------------------------------------------------------------------------------------------------------
1015                  6060 W. Vernor Hwy                         Detroit                      Wayne                     MI
-----------------------------------------------------------------------------------------------------------------------------------
1016                  19835 W. Warren                            Detroit                      Wayne                     MI
-----------------------------------------------------------------------------------------------------------------------------------
451                   3420 N. Kings Hwy.                         St. Louis                    City of St. Louis         MO
-----------------------------------------------------------------------------------------------------------------------------------
467                   4640 Morganford Rd.                        St. Louis                    City of St. Louis         MO
-----------------------------------------------------------------------------------------------------------------------------------
524                   5804 Page Blvd.                            St. Louis                    City of St. Louis         MO
-----------------------------------------------------------------------------------------------------------------------------------
553                   5400 Partridge Avenue                      St. Louis                    City of St. Louis         MO
-----------------------------------------------------------------------------------------------------------------------------------
829                   6190 Delmar Blvd.                          St. Louis                    City of St. Louis         MO
-----------------------------------------------------------------------------------------------------------------------------------
225                   4601 N.E. Vivian Rd.                       Kansas City                  Clay                      MO
-----------------------------------------------------------------------------------------------------------------------------------
161                   2615 N. Florissant Rd.                     St. Louis                    East St. Louis            MO
-----------------------------------------------------------------------------------------------------------------------------------
614                   711 W. Kearney Street                      Springfield                  Greene                    MO
-----------------------------------------------------------------------------------------------------------------------------------
57                    11500 Blue Ridge Blvd.                     Kansas City                  Jackson                   MO
-----------------------------------------------------------------------------------------------------------------------------------

NY1-500593                                                             EXECUTION
COMPANY SECURITY AGREEMENT
                                    S-A-12

===================================================================================================================================
STORE                   STREET ADDRESS                               CITY                      COUNTY                  ST.
 NO.
-----------------------------------------------------------------------------------------------------------------------------------
129                   2515 E. 12th Street                        Kansas City                  Jackson                   MO
-----------------------------------------------------------------------------------------------------------------------------------
131                   3900 Indiana Street                        Kansas City                  Jackson                   MO
-----------------------------------------------------------------------------------------------------------------------------------
136                   5500 Prospect                              Kansas City                  Jackson                   MO
-----------------------------------------------------------------------------------------------------------------------------------
152                   2401 Van Brunt Blvd.                       Kansas City                  Jackson                   MO
-----------------------------------------------------------------------------------------------------------------------------------
212                   701 S. Noland                              Independence                 Jackson                   MO
-----------------------------------------------------------------------------------------------------------------------------------
1231                  2600 E. Gregory                            Kansas City                  Jackson                   MO
-----------------------------------------------------------------------------------------------------------------------------------
616                   40 Hwy. 67                                 Florissant                   St. Louis                 MO
-----------------------------------------------------------------------------------------------------------------------------------
662                   5702 S. Lindbergh Blvd.                    St. Louis                    St. Louis                 MO
-----------------------------------------------------------------------------------------------------------------------------------
1060                  1200 Lemay Ferry Rd.                       St. Louis                    St. Louis                 MO
-----------------------------------------------------------------------------------------------------------------------------------
453                   104 N. Pine Street                         Natchez                      Adams                     MS
-----------------------------------------------------------------------------------------------------------------------------------
1058                  611 N. State Street                        Clarksdale                   Coahoma                   MS
-----------------------------------------------------------------------------------------------------------------------------------
773                   SE/C U.S. HWY 51 & Whitworth               Southover                    DeSoto                    MS
-----------------------------------------------------------------------------------------------------------------------------------
403                   1300 Main St.                              Hattiesburg                  Forrest                   MS
-----------------------------------------------------------------------------------------------------------------------------------
1601                  316 Main Street                            Lucedale                     George                    MS
-----------------------------------------------------------------------------------------------------------------------------------
400                   294 Caillavet St.                          Biloxi                       Harrison                  MS
-----------------------------------------------------------------------------------------------------------------------------------
401                   2321 25th Street                           Gulfport                     Harrison                  MS
-----------------------------------------------------------------------------------------------------------------------------------
360                   1009 Robinson Rd.                          Jackson                      Hinds                     MS
-----------------------------------------------------------------------------------------------------------------------------------
378                   3280 Medgar Evers                          Jackson                      Hinds                     MS
-----------------------------------------------------------------------------------------------------------------------------------
819                   238 W. Woodrow Wilson                      Jackson                      Hinds                     MS
-----------------------------------------------------------------------------------------------------------------------------------
824                   1264 Ellis Avenue                          Jackson                      Hinds                     MS
-----------------------------------------------------------------------------------------------------------------------------------
928                   3847 Northbrook Drive                      Jackson                      Hinds                     MS
-----------------------------------------------------------------------------------------------------------------------------------
1052                  1022 North State St.                       Jackson                      Hinds                     MS
-----------------------------------------------------------------------------------------------------------------------------------
810                   926 Denny Avenue                           Pascagoula                   Jackson                   MS
-----------------------------------------------------------------------------------------------------------------------------------
1375                  3831 Main Street                           Moss Point                   Jackson                   MS
-----------------------------------------------------------------------------------------------------------------------------------
404                   215 Beacon Street                          Laurel                       Jones                     MS
-----------------------------------------------------------------------------------------------------------------------------------
361                   3325 8th St.                               Meridian                     Lauredale                 MS
-----------------------------------------------------------------------------------------------------------------------------------
1546                  1100 West Main Street                      Tupelo                       Lee                       MS
-----------------------------------------------------------------------------------------------------------------------------------
490                   310 Walthal Street                         Greenwood                    Leflore                   MS
-----------------------------------------------------------------------------------------------------------------------------------
130                   1406 Main St.                              Columbus                     Lowndes                   MS
-----------------------------------------------------------------------------------------------------------------------------------
726                   3056 US Hwy. 80                            Pearl                        Rankin                    MS
-----------------------------------------------------------------------------------------------------------------------------------
1356                  1101 Hwy. 82 E                             Indianola                    Sunflower                 MS
-----------------------------------------------------------------------------------------------------------------------------------
428                   1320 Clay Street                           Vicksburg                    Warren                    MS
-----------------------------------------------------------------------------------------------------------------------------------
383                   102 Mississippi Hwy.                       Greenville                   Washington                MS
-----------------------------------------------------------------------------------------------------------------------------------
418                   2401 Murchison Rd.                         Fayetteville                 Cumberland                NC
-----------------------------------------------------------------------------------------------------------------------------------
143                   3400 Roxboro Rd.                           Durham                       Durham                    NC
-----------------------------------------------------------------------------------------------------------------------------------
912                   922 Miami Blvd.                            Durham                       Durham                    NC
-----------------------------------------------------------------------------------------------------------------------------------

NY1-500593                                                             EXECUTION
COMPANY SECURITY AGREEMENT
                                    S-A-13

===================================================================================================================================
STORE                   STREET ADDRESS                               CITY                         COUNTY                  ST.
 NO.
-----------------------------------------------------------------------------------------------------------------------------------
913                   2540 Fayetteville St.                      Durham                       Durham                    NC
-----------------------------------------------------------------------------------------------------------------------------------
500                   1301 Patterson Ave.                        Winston Salem                Forsyth                   NC
-----------------------------------------------------------------------------------------------------------------------------------
627                   907 Waughtown                              Winston Salem                Forsyth                   NC
-----------------------------------------------------------------------------------------------------------------------------------
482                   611 Asheboro Street                        Greensboro                   Guilford                  NC
-----------------------------------------------------------------------------------------------------------------------------------
628                   4139 Spring Garden                         Greensboro                   Guilford                  NC
-----------------------------------------------------------------------------------------------------------------------------------
598                   3443 Wilkinson Blvd.                       Charlotte                    Mecklenburg               NC
-----------------------------------------------------------------------------------------------------------------------------------
601                   4421 N. Tryon                              Charlotte                    Mecklenburg               NC
-----------------------------------------------------------------------------------------------------------------------------------
624                   1735 W. Trade                              Charlotte                    Mecklenburg               NC
-----------------------------------------------------------------------------------------------------------------------------------
419                   2003 Lejuene Blvd.                         Jacksonville                 Onslow                    NC
-----------------------------------------------------------------------------------------------------------------------------------
077                   401 Marine Blvd.                           Jacksonville                 Onslow                    NC
-----------------------------------------------------------------------------------------------------------------------------------
549                   1401 New Bern Avenue                       Raleigh                      Wake                      NC
-----------------------------------------------------------------------------------------------------------------------------------
873                   210 White Horse Pike                       Lawnside                     Camden                    NJ
-----------------------------------------------------------------------------------------------------------------------------------
1168                  278 Parkway Ave.                           Trenton                      Mercer                    NJ
-----------------------------------------------------------------------------------------------------------------------------------
457                   2100 Broadway S.E.                         Albuquerque                  Bernalillo                NM
-----------------------------------------------------------------------------------------------------------------------------------
574                   3335 Isleta Blvd.                          Albuquerque                  Bernalillo                NM
-----------------------------------------------------------------------------------------------------------------------------------
694                   5112 4th Street N.W.                       Albuquerque                  Bernalillo                NM
-----------------------------------------------------------------------------------------------------------------------------------
695                   5407 Central Ave. N.W.                     Albuquerque                  Bernalillo                NM
-----------------------------------------------------------------------------------------------------------------------------------
701                   2937 NE San Mateo                          Albuquerque                  Bernalillo                NM
-----------------------------------------------------------------------------------------------------------------------------------
706                   7717 Menaul Blvd. N.E.                     Albuquerque                  Bernalillo                NM
-----------------------------------------------------------------------------------------------------------------------------------
707                   2307 Juan Tabo Rd. NE                      Albuquerque                  Bernalillo                NM
-----------------------------------------------------------------------------------------------------------------------------------
711                   6108 Lomas Blvd. N.E.                      Albuquerque                  Bernalillo                NM
-----------------------------------------------------------------------------------------------------------------------------------
768                   5800 S.E. Gibson Blvd.                     Albuquerque                  Bernalillo                NM
-----------------------------------------------------------------------------------------------------------------------------------
595                   1141 S. Main                               Roswell                      Chaves                    NM
-----------------------------------------------------------------------------------------------------------------------------------
590                   702 Dal Paso (North)                       Hobbs                        Lea                       NM
-----------------------------------------------------------------------------------------------------------------------------------
946                   1203 E. 66th St.                           Gallup                       McKinley                  NM
-----------------------------------------------------------------------------------------------------------------------------------
1040                  2711 E. 20th Street                        Farmington                   San Juan                  NM
-----------------------------------------------------------------------------------------------------------------------------------
284                   4880 W. Spring Mt. Rd.                     Las Vegas                    Clark                     NV
-----------------------------------------------------------------------------------------------------------------------------------
331                   2839 N. Las Vegas BL                       Las Vegas                    Clark                     NV
-----------------------------------------------------------------------------------------------------------------------------------
362                   1404 N. Eastern Ave.                       Las Vegas                    Clark                     NV
-----------------------------------------------------------------------------------------------------------------------------------
371                   601 N. Rancho                              Las Vegas                    Clark                     NV
-----------------------------------------------------------------------------------------------------------------------------------
901                   12202 Buckeye Road                         Cleveland                    Cuyahoga                  OH
-----------------------------------------------------------------------------------------------------------------------------------
1161                  1530 Hayden Avenue                         East Cleveland               Cuyahoga                  OH
-----------------------------------------------------------------------------------------------------------------------------------
634                   1100 Cleveland                             Columbus                     Franklin                  OH
-----------------------------------------------------------------------------------------------------------------------------------
1145                  5001 Kenwood Rd.                           Cincinnati                   Hamilton                  OH
-----------------------------------------------------------------------------------------------------------------------------------
1147                  5800 Hamilton Ave.                         Cincinnati                   Hamilton                  OH
-----------------------------------------------------------------------------------------------------------------------------------
121                   529 North Broadway                         Dayton                       Montgomery                OH
-----------------------------------------------------------------------------------------------------------------------------------

NY1-500593                                                             EXECUTION
COMPANY SECURITY AGREEMENT
                                    S-A-14

===================================================================================================================================
STORE                   STREET ADDRESS                            CITY                         COUNTY                  ST.
 NO.
-----------------------------------------------------------------------------------------------------------------------------------
158                   2443 N. Gettysburg                         Dayton                       Montgomery                OH
-----------------------------------------------------------------------------------------------------------------------------------
174                   1113 N. Gettysburg                         Dayton                       Montgomery                OH
-----------------------------------------------------------------------------------------------------------------------------------
175                   2131 W. Third Street                       Dayton                       Montgomery                OH
-----------------------------------------------------------------------------------------------------------------------------------
176                   4508 South Dixie                           Moraine                      Montgomery                OH
-----------------------------------------------------------------------------------------------------------------------------------
412                   5711 N. Dixie Drive                        Dayton                       Montgomery                OH
-----------------------------------------------------------------------------------------------------------------------------------
290                   713 North Main                             Akron                        Stark                     OH
-----------------------------------------------------------------------------------------------------------------------------------
269                   1261 Copley Road                           Akron                        Summit                    OH
-----------------------------------------------------------------------------------------------------------------------------------
444                   1235 N. Santa Fe                           Moore                        Cleveland                 OK
-----------------------------------------------------------------------------------------------------------------------------------
396                   1925 N.W. Sheridan                         Lawton                       Comanche                  OK
-----------------------------------------------------------------------------------------------------------------------------------
397                   902 S.W. 11th Street                       Lawton                       Comanche                  OK
-----------------------------------------------------------------------------------------------------------------------------------
1035                  820 N. Main Street                         Altus                        Jackson                   OK
-----------------------------------------------------------------------------------------------------------------------------------
409                   419 E. Okmulgee                            Muskogee                     Muskogee                  OK
-----------------------------------------------------------------------------------------------------------------------------------
318                   3610 N.W. 23rd Street                      Oklahoma City                Oklahoma                  OK
-----------------------------------------------------------------------------------------------------------------------------------
323                   3829 N. Lincoln                            Oklahoma City                Oklahoma                  OK
-----------------------------------------------------------------------------------------------------------------------------------
334                   543 S.W. 29th Street                       Oklahoma City                Oklahoma                  OK
-----------------------------------------------------------------------------------------------------------------------------------
341                   3920 S.E. 15th Street                      Del City                     Oklahoma                  OK
-----------------------------------------------------------------------------------------------------------------------------------
349                   1424 N.E. 23rd                             Oklahoma City                Oklahoma                  OK
-----------------------------------------------------------------------------------------------------------------------------------
931                   9253 N. Pennsylvania                       Village                      Oklahoma                  OK
-----------------------------------------------------------------------------------------------------------------------------------
1057                  701 N.W. 23rd Street                       Oklahoma City                Oklahoma                  OK
-----------------------------------------------------------------------------------------------------------------------------------
1435                  9010 N.E. 23rd Street                      Midwest City                 Oklahoma                  OK
-----------------------------------------------------------------------------------------------------------------------------------
376                   2555 East Pine                             Tulsa                        Tulsa                     OK
-----------------------------------------------------------------------------------------------------------------------------------
408                   1601 N. Peoria Avenue                      Tulsa                        Tulsa                     OK
-----------------------------------------------------------------------------------------------------------------------------------
619                   3036 S. Garnett Road                       Tulsa                        Tulsa                     OK
-----------------------------------------------------------------------------------------------------------------------------------
775                   5034 N. Peoria                             Tulsa                        Tulsa                     OK
-----------------------------------------------------------------------------------------------------------------------------------
827                   4970 S. Peoria                             Tulsa                        Tulsa                     OK
-----------------------------------------------------------------------------------------------------------------------------------
16                    800 S. Broad St.                           Philadelphia                 Philadelphia              PA
-----------------------------------------------------------------------------------------------------------------------------------
534                   314 W. Lehigh Ave.                         Philadelphia                 Philadelphia              PA
-----------------------------------------------------------------------------------------------------------------------------------
730                   1213 Savannah Hwy.                         Charleston                   Charleston                SC
-----------------------------------------------------------------------------------------------------------------------------------
757                   5241 Dorchester Rd.                        Charleston                   Charleston                SC
-----------------------------------------------------------------------------------------------------------------------------------
903                   1209 Charleston Hwy.                       W. Charleston                Lexington                 SC
-----------------------------------------------------------------------------------------------------------------------------------
1446                  2390 PR Orange Mall                        Orangeberg                   Orangeburg                SC
-----------------------------------------------------------------------------------------------------------------------------------
909                   4720 Devine                                Columbia                     Richland                  SC
-----------------------------------------------------------------------------------------------------------------------------------
910                   880 N. Church St.                          Spartanberg                  Spartanberg               SC
-----------------------------------------------------------------------------------------------------------------------------------
1084                  1420 Dodson Ave.                           Chattanooga                  Hamilton                  TN
-----------------------------------------------------------------------------------------------------------------------------------
199                   2442 Summer Ave.                           Memphis                      Shelby                    TN
-----------------------------------------------------------------------------------------------------------------------------------
301                   830 Jackson Ave.                           Memphis                      Shelby                    TN
-----------------------------------------------------------------------------------------------------------------------------------

NY1-500593                                                             EXECUTION
COMPANY SECURITY AGREEMENT
                                    S-A-15

===================================================================================================================================
STORE                   STREET ADDRESS                               CITY                      COUNTY                  ST.
 NO.
-----------------------------------------------------------------------------------------------------------------------------------
309                   2304 Chelsea Ave.                          Memphis                      Shelby                    TN
-----------------------------------------------------------------------------------------------------------------------------------
313                   583 E. H. Crump Blvd.                      Memphis                      Shelby                    TN
-----------------------------------------------------------------------------------------------------------------------------------
350                   2963 Park Ave.                             Memphis                      Shelby                    TN
-----------------------------------------------------------------------------------------------------------------------------------
364                   925 Poplar Ave.                            Memphis                      Shelby                    TN
-----------------------------------------------------------------------------------------------------------------------------------
365                   3728 S. Third St.                          Memphis                      Shelby                    TN
-----------------------------------------------------------------------------------------------------------------------------------
395                   1155 S. Bellevue                           Memphis                      Shelby                    TN
-----------------------------------------------------------------------------------------------------------------------------------
771                   2405 Airways, Blvd.                        Memphis                      Shelby                    TN
-----------------------------------------------------------------------------------------------------------------------------------
774                   3149 Perkins Rd.                           Memphis                      Shelby                    TN
-----------------------------------------------------------------------------------------------------------------------------------
826                   4462 Elvis Presley                         Memphis                      Shelby                    TN
-----------------------------------------------------------------------------------------------------------------------------------
934                   1868 S. 3rd St.                            Memphis                      Shelby                    TN
-----------------------------------------------------------------------------------------------------------------------------------
996                   2275 Elvis Preseley Blvd.                  Memphis                      Shelby                    TN
-----------------------------------------------------------------------------------------------------------------------------------
1012                  2139 Lamar Ave.                            Memphis                      Shelby                    TN
-----------------------------------------------------------------------------------------------------------------------------------
1020                  2237 Frayser Blvd.                         Memphis                      Shelby                    TN
-----------------------------------------------------------------------------------------------------------------------------------
1337                  4687 Navy Rd.                              Millington                   Shelby                    TN
-----------------------------------------------------------------------------------------------------------------------------------
1526                  419 W. Palestine                           Palestine                    Anderson                  TX
-----------------------------------------------------------------------------------------------------------------------------------
1527                  2114 Crockett Rd                           Palestine                    Anderson                  TX
-----------------------------------------------------------------------------------------------------------------------------------
503                   101 S. Timberland Street                   Lufkin                       Angelina                  TX
-----------------------------------------------------------------------------------------------------------------------------------
1499                  107 N. Temple                              Diboll                       Angelina                  TX
-----------------------------------------------------------------------------------------------------------------------------------
1352                  1018 2nd Street                            Pleasanton                   Atascosa                  TX
-----------------------------------------------------------------------------------------------------------------------------------
481                   611 N. Washington                          Beeville                     Bee                       TX
-----------------------------------------------------------------------------------------------------------------------------------
66                    410 Fort Hood                              Killeen                      Bell                      TX
-----------------------------------------------------------------------------------------------------------------------------------
700                   2616 E. Hwy 190                            Killeen                      Bell                      TX
-----------------------------------------------------------------------------------------------------------------------------------
1169                  1710 South 31st St                         Temple                       Bell                      TX
-----------------------------------------------------------------------------------------------------------------------------------
Accounting            6300 1H 10 W                               San Antonio                  Bexar                     TX
    Bldg.
-----------------------------------------------------------------------------------------------------------------------------------
                      San Antonio Warehouse                      Bexar County                 Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
MIS Bldg.                                                                                     Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
Far West Facility     302 Spencer Lane                           San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
2                     415 Valley-Hi Drive                        San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
3                     250 S. New Braunfels                       San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
8                     1923 Goliad Road                           San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
9                     3119 S.W. Military                        San Antonio                  Bexar                      TX
-----------------------------------------------------------------------------------------------------------------------------------
10                    1431 E. Durango Blvd.                     San Antonio                  Bexar                      TX
-----------------------------------------------------------------------------------------------------------------------------------
11                    319 S. Zarzamora                          San Antonio                  Bexar                      TX
-----------------------------------------------------------------------------------------------------------------------------------
40                    2026 Pleasant Rd.                         San Antonio                  Bexar                      TX
-----------------------------------------------------------------------------------------------------------------------------------
73                    1318 S.W. W. White                        San Antonio                  Bexar                      TX
-----------------------------------------------------------------------------------------------------------------------------------


NY1-500593                                                             EXECUTION
COMPANY SECURITY AGREEMENT
                                    S-A-16

===================================================================================================================================
STORE                   STREET ADDRESS                               CITY                     COUNTY                  ST.
 NO.
-----------------------------------------------------------------------------------------------------------------------------------
94                    2856 Culebra Road                          San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
97                    3116 Nogalitos                             San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
100                   1710 McCullough Ave.                       San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
132                   1302 Castroville Rd                        San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
170                   134 W. Rector                              San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
193                   1822 S. Zarzamora St                       San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
299                   2431 Basse Road                            San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
300                   4620 S. Flores St.                         San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
342                   5903 San Pedro                             San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
372                   1839 W. Hildebrand                         San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
393                   2501 Nacogdoches                           San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
470                   618 Hwy 90 W                               San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
480                   3020 Broadway                              San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
564                   11910 Perrin Beitel                        San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
565                   11623 West Avenue                          San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
568                   9331 Wurzbach                              San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
606                   110 E. Houston                             San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
696                   4925 Walzem Rd                             San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
712                   1615 Bandera Rd.                           San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
796                   365 E. Hwy 77                              San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
892                   7003 Bandera Rd                            San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
893                   7919 Marbach                               San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
900                   2026 S. Alamo St.                          San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
1187                  1850 S. General McMull                     San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
1246                  8757 Huebner                               San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
1258                  4747 Rittiman                              San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
1263                  FN78                                       Converse                     Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
1268                  917 Pat Booker                             Universal City               Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
1278                  8459 Five Palms                            San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
1289                  1889 Rigsby                                San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
1291                  1700 S. St. Marys                          San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
1330                  4414 Callaghan                             San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
1363                  5096 Farm Rd 78                            Kirby                        Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
1367                  96 Crossroads                              San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
1572                  1001 Rittiman Rd                           San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------
1588                  7307 N.FM 1604 West                        San Antonio                  Bexar                     TX
-----------------------------------------------------------------------------------------------------------------------------------

NY1-500593                                                             EXECUTION
COMPANY SECURITY AGREEMENT
                                    S-A-17

===================================================================================================================================
STORE                   STREET ADDRESS                               CITY                     COUNTY                  ST.
 NO.
-----------------------------------------------------------------------------------------------------------------------------------
1615                  2423 Commercial                            San Antonio                  Bexar                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1682                  2502 Palo Alto                             San Antonio                  Bexar                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1694                  7101 New Hwy 90 W                          San Antonio                  Bexar                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1695                  849 E. Commerce St.                        San Antonio                  Bexar                    TX
-----------------------------------------------------------------------------------------------------------------------------------
3280                  151 W. Bitters                             San Antonio                  Bexar                    TX
-----------------------------------------------------------------------------------------------------------------------------------
3404                  1003 SE Military Dr.                       San Antonio                  Bexar                    TX
-----------------------------------------------------------------------------------------------------------------------------------
8000 Office           Building B, 355 Spencer Lane               San Antonio                  Bexar                    TX
-----------------------------------------------------------------------------------------------------------------------------------
8417                  8003 Marbach Road                          San Antonio                  Bexar                    TX
A/K/A 40017
A/K/A GW17
-----------------------------------------------------------------------------------------------------------------------------------
8450                  2920 Nogalitos                             San Antonio                  Bexar                    TX
A/K/A
40050
A/K/A
GW50
-----------------------------------------------------------------------------------------------------------------------------------
9007                  352 Spencer                                San Antonio                  Bexar                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1313                  1001 Brazoa Port Blvd                      Freeport                     Brazoria                 TX
-----------------------------------------------------------------------------------------------------------------------------------
1460                  1341 Mulberry                              Angleton                     Brazoria                 TX
-----------------------------------------------------------------------------------------------------------------------------------
1493                  806 S. Columbia Drive                      W. Columbia                  Brazoria                 TX
-----------------------------------------------------------------------------------------------------------------------------------
1519                  1701 Fairway                               Alvin                        Brazoria                 TX
-----------------------------------------------------------------------------------------------------------------------------------
2008                  260 Hwy, 35 Bypass                         Alvin                        Brazoria                 TX
-----------------------------------------------------------------------------------------------------------------------------------
2945                  3416 E. Broadway                           Pearland                     Brazoria                 TX
-----------------------------------------------------------------------------------------------------------------------------------
295                   3207 Texas Ave.                            Bryan                        Brazos                   TX
-----------------------------------------------------------------------------------------------------------------------------------
468                   507 Texas Avenue                           Bryan                        Brazos                   TX
-----------------------------------------------------------------------------------------------------------------------------------
1496                  705 N. Texas Avenue                        Bryan                        Brazos                   TX
-----------------------------------------------------------------------------------------------------------------------------------
1463                  419 N. Hwy, 35 Bypass                      Port Lavaca                  Calhoun                  TX
-----------------------------------------------------------------------------------------------------------------------------------
46                    702 13th Street                            Harlingen                    Cameron                  TX
-----------------------------------------------------------------------------------------------------------------------------------
448                   2121 International                         Brownsville                  Cameron                  TX
-----------------------------------------------------------------------------------------------------------------------------------
557                   921 W. Tyler                               Harlingen                    Cameron                  TX
-----------------------------------------------------------------------------------------------------------------------------------
794                   2395 Boca Chica Blvd.                      Brownsville                  Cameron                  TX
-----------------------------------------------------------------------------------------------------------------------------------
1349                  1714 S. 77th Sunshine                      Harlingen                    Cameron                  TX
-----------------------------------------------------------------------------------------------------------------------------------
1359                  1703 W. Hwy 100                            Port Isabel                  Cameron                  TX
-----------------------------------------------------------------------------------------------------------------------------------
1388                  400 North Hwy 506                          La Feria                     Cameron                  TX
-----------------------------------------------------------------------------------------------------------------------------------
1442                  1104 Farm Road 802                         Brownsville                  Cameron                  TX
-----------------------------------------------------------------------------------------------------------------------------------
1536                  535 W. Elizabeth                           Brownsville                  Cameron                  TX
-----------------------------------------------------------------------------------------------------------------------------------
3101                  Sam Perl Blvd.                             Brownsville                  Cameron                  TX
-----------------------------------------------------------------------------------------------------------------------------------
3219                  1264 E. Washington                         Brownsville                  Cameron                  TX
-----------------------------------------------------------------------------------------------------------------------------------
1523                  1011 South Jackson                         Jacksonville                 Cherokee                 TX
-----------------------------------------------------------------------------------------------------------------------------------

NY1-500593                                                             EXECUTION
COMPANY SECURITY AGREEMENT
                                    S-A-18

===================================================================================================================================
STORE                   STREET ADDRESS                               CITY                         COUNTY                  ST.
 NO.
-----------------------------------------------------------------------------------------------------------------------------------
1517                  2528 14th Street                           Plano                        Collin                    TX
-----------------------------------------------------------------------------------------------------------------------------------
518                   824 W. San Antonio                         New Braunfels                Comal                     TX
-----------------------------------------------------------------------------------------------------------------------------------
579                   501 E. Hwy 190                             Copperas Cove                Coryell                   TX
-----------------------------------------------------------------------------------------------------------------------------------
REG OFS               1231 Greenway Drive                        Dallas                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
15                    8131 Forest Lane                           Dallas                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
31                    501 N. O'Connor Rd.                        Irving                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
34                    2019 Singleton Blvd                        Dallas                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
35                    4645 Scyene                                Dallas                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
36                    9116 Bruton Rd.                            Dallas                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
39                    606 N. Hampton                             Dallas                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
80                    3605 S. Lancaster Road                     Dallas                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
82                    10105 NW Hwy. E.                           Dallas                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
83                    2509 S. Westmoreland                       Dallas                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
84                    14350 Josey Lane                           Farmers Branch               Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
115                   2530 N. Storey Road                        Irving                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
116                   3234 Forest Lane                           Dallas                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
118                   2207 E. Ledbetter                          Dallas                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
119                   5503 East Grand                            Dallas                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
201                   10295 Ferguson Road                        Dallas                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
202                   3012 N. Henderson                          Dallas                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
204                   609 Gallaway                               Mesquite                     Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
207                   421 N. Shiloh Rd.                          Garland                      Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
222                   4410 W. Mockingbird                        Dallas                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
223                   13302 Preston Road                         Dallas                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
224                   2410 S. Zang Blvd.                         Dallas                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
347                   1025 W. Camp Wisdom                        Dallas                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
586                   212 Continental                            Dallas                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
763                   201 E. Camp Wisdom Rd.                     Duncanville                  Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1009                  1035 W. Mockingbird                        Dallas                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1037                  12435 Plano Road                           Garland                      Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1043                  401 W. Hwy 303                             Grand Prairie                Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1051                  10545 Harry Hines Blvd.                    Dallas                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1213                  4744 Maple Avenue                          Dallas                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1300                  3502 Simpson Stuart                        Dallas                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1384                  1220 S. Buckner                            Dallas                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1385                  3028 S. First Street                       Garland                      Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------

NY1-500593                                                             EXECUTION
COMPANY SECURITY AGREEMENT
                                    S-A-19

===================================================================================================================================
STORE                   STREET ADDRESS                             CITY                       COUNTY                   ST.
 NO.
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
1386                  4210 Gaston Avenue                         Dallas                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1401                  901 East Main                              Grand Prairie                Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1407                  129 N. Jim Miller Road                     Dallas                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1409                  3308 West Davis                            Dallas                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1439                  2317 W. Ledbetter Drive                    Dallas                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1449                  1436 Beltline Road                         Garland                      Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1515                  6502 Lemmon Avenue                         Dallas                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1564                  5602 Broadway Blvd.                        Garland                      Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1619                  NE/c Lake June Road                        Balch Springs                Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1686                  3130 W. Northwest Hwy                      Dallas                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1687                  8080 Ferguson Rd.                          Dallas                       Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
3058                  808 W. Centerville Rd.                     Garland                      Dallas                    TX
-----------------------------------------------------------------------------------------------------------------------------------
8436                  1007 W. Camp Wisdom                        Dallas                       Dallas                    TX
40036
A/K/A
GW36
-----------------------------------------------------------------------------------------------------------------------------------
708                   1298 Hwy 121                               Lewisville                   Denton                    TX
-----------------------------------------------------------------------------------------------------------------------------------
4091                  1394 Main St.                              Lewisville                   Denton                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1370                  100 U.S. Hwy 183                           Cuero                        Dewitt                    TX
-----------------------------------------------------------------------------------------------------------------------------------
50                    620 N. Dixie                               Odessa                       Ector                     TX
-----------------------------------------------------------------------------------------------------------------------------------
455                   3800 Andrews Hwy                           Odessa                       Ector                     TX
-----------------------------------------------------------------------------------------------------------------------------------
803                   1336 W. County Rd                          Odessa                       Ector                     TX
-----------------------------------------------------------------------------------------------------------------------------------
1630                  704 Ferris Street                          Waxanachie                   Ellis                     TX
-----------------------------------------------------------------------------------------------------------------------------------
1501                  358 Live Oak                               Marlin                       Falls                     TX
-----------------------------------------------------------------------------------------------------------------------------------
1451                  4823 Avenue H                              Rosenberg                    Fort Bend                 TX
-----------------------------------------------------------------------------------------------------------------------------------
1454                  3200 S. Main                               Stafford                     Fort Bend                 TX
-----------------------------------------------------------------------------------------------------------------------------------
2662                  1737 FM 2234                               Missouri City                Fort Bend                 TX
-----------------------------------------------------------------------------------------------------------------------------------
1465                  13530 Highway 6                            Santa Fe                     Galveston                 TX
-----------------------------------------------------------------------------------------------------------------------------------
1477                  2401 Main Street                           Dickinson                    Galveston                 TX
-----------------------------------------------------------------------------------------------------------------------------------
1479                  4825 Broadway                              Galveston                    Galveston                 TX
-----------------------------------------------------------------------------------------------------------------------------------
1490                  Loop 197 & 23rd St.                        Texas City                   Galveston                 TX
-----------------------------------------------------------------------------------------------------------------------------------
2129                  3027 Broadway                              Galveston                    Galveston                 TX
-----------------------------------------------------------------------------------------------------------------------------------
321                   200 East Houston                           Sherman                      Grayson                   TX
-----------------------------------------------------------------------------------------------------------------------------------
1342                  806 North Hwy. 259                         Kilgore                      Gregg                     TX
-----------------------------------------------------------------------------------------------------------------------------------
1394                  2000 Toler Rd                              Longview                     Gregg                     TX
-----------------------------------------------------------------------------------------------------------------------------------
1308                  1620 Washington                            Navasota                     Grimes                    TX
-----------------------------------------------------------------------------------------------------------------------------------

NY1-500593                                                             EXECUTION
COMPANY SECURITY AGREEMENT
                                     S-A-20

===================================================================================================================================
STORE                   STREET ADDRESS                               CITY                         COUNTY                  ST.
 NO.
-----------------------------------------------------------------------------------------------------------------------------------
471                   404 W. Court                               Seguin                       Guadalupe                 TX
-----------------------------------------------------------------------------------------------------------------------------------
1364                  304 Farm Rd. 78                            Kirby                        Guadalupe                 TX
-----------------------------------------------------------------------------------------------------------------------------------
1445                  1010 W. 5th St.                            Plainview                    Hale                      TX
-----------------------------------------------------------------------------------------------------------------------------------
5                     14618 N. Eldridge                          Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1059                  1533 N. Wayside                            Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1065                  1213 College Street                        South Houston                Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1083                  8926 Jensen                                Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1089                  6405 Telephone                             Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1090                  3501 Jensen Drive                          Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1092                  6850 M.L. King                             Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1102                  7445 Harrisburg                            Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1104                  1931 Garth Rd                              Baytown                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1105                  2401 S. Shaver                             Pasadena                     Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1107                  2702 Yale                                  Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1117                  9403 Homestead St.                         Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1119                  202 W. Littleyork                          Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1143                  309 Lockwood                               Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1154                  4575 Griggs Road                           Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1163                  2706 Fulton St.                            Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1181                  5725 Lockwood Drive                        Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1254                  2305 Fry Road                              Katy                         Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1293                  8841 Cullen Blvd.                          Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1312                  3502 Dowling Street                        Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1318                  12436 Bissonnet                            Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1424                  9287 Richmond Avenue                       Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1450                  8015 Beechnut St.                          Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1452                  14450 South Post Oak                       Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1466                  3334 Mangum                                Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1470                  10810 Winchester Pl.                       Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1471                  410 South Richey                           Pasadena                     Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1473                  6003 Chimney Rock                          Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1475                  11091 Fondren Rd.                          Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1476                  11334 Hughes Road                          Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1478                  425 Cross Timbers                          Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1481                  1201 Bay Area Blvd.                        Clear Lake City              Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1482                  6000 Gessner                               Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------

NY1-500593                                                             EXECUTION
COMPANY SECURITY AGREEMENT
                                     S-A-21

===================================================================================================================================
STORE                   STREET ADDRESS                               CITY                         COUNTY                  ST.
 NO.
-----------------------------------------------------------------------------------------------------------------------------------
1486                  10803 Bissonnet                            Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1488                  8331 N. Broadway                           Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1489                  21131 Aldine-Westfield                     Humble                       Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1491                  7020 Woodridge                             Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1492                  4701 Irvington                             Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1495                  925 E. Tidwell                             Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1520                  102 E. San Augustine                       Deer Park                    Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1524                  17430 N.W. Freeway                         Jersey Village               Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1528                  929 E. Southmore                           Pasadena                     Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1529                  9599 South Main                            Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1547                  601 Heights Blvd.                          Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1548                  3207 Old Spanish Tr.                       Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1553                  354 Uvalde                                 Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1555                  F.M. 2100/Kenning Road                     Crosby                       Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1556                  9122 Mesa Drive                            Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1557                  12512 Hwy 90                               Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1558                  10397 Market St.                           Jacinto City                 Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1559                  601 Sheldon Road                           Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1607                  1302 Federal                               Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1608                  10088 Long Point                           Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1624                  6800 Res. A. Hwy 6S                        Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
2010                  18565 Kuykendal                            Spring                       Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
2016                  3103 FM 1960 West                          Humble                       Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
2031                  8515 Jensen Dr.                            Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
2032                  5817 Lockwood Drive                        Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
2033                  9222 Cullen Street                         Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
2034                  7685 Martin Luther                         Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
2036                  1101 N. Shepherd                           Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
2037                  9830 Homestead                             Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
2042                  3409 Jensen Drive                          Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
2056                  14467 Memorial Drive                       Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
2080                  1110 Edgebrook                             Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
2117                  3705 Little York Road                      Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
2126                  4400 Fannin                                Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
2128                  2120 N. Alexander Dr.                      Baytown                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------
2140 EXC              3019 Ella Blvd.                            Houston                      Harris                    TX
-----------------------------------------------------------------------------------------------------------------------------------

NY1-500593                                                             EXECUTION
COMPANY SECURITY AGREEMENT
                                   S-A-22

===================================================================================================================================
STORE                   STREET ADDRESS                               CITY                         COUNTY                  ST.
 NO.
-----------------------------------------------------------------------------------------------------------------------------------
2146   5026 Antoine Drive                              Houston                      Harris                              TX
-----------------------------------------------------------------------------------------------------------------------------------
2164   7139 Scott Road                                 Houston                      Harris                              TX
-----------------------------------------------------------------------------------------------------------------------------------
2166   6819 Lyons Street                               Houston                      Harris                              TX
-----------------------------------------------------------------------------------------------------------------------------------
2167   3432 Scott Street                               Holman                       Harris                              TX
-----------------------------------------------------------------------------------------------------------------------------------
2168   995 Federal Road E.                             Houston                      Harris                              TX
-----------------------------------------------------------------------------------------------------------------------------------
2171   06 Sheldon Road                                 Channelview                  Harris                              TX
-----------------------------------------------------------------------------------------------------------------------------------
2211   10903 Market St.                                Jacinto City                 Harris                              TX
-----------------------------------------------------------------------------------------------------------------------------------
2364   7500 Lawndale                                   Houston                      Harris                              TX
-----------------------------------------------------------------------------------------------------------------------------------
2754   8519 W. Bellfort                                Houston                      Harris                              TX
-----------------------------------------------------------------------------------------------------------------------------------
2787   4862 Willow Bend Road                           Houston                      Harris                              TX
-----------------------------------------------------------------------------------------------------------------------------------
2797   8618 Stella Link                                Houston                      Harris                              TX
-----------------------------------------------------------------------------------------------------------------------------------
2946   4502 W. Fuqua                                   Houston                      Harris                              TX
-----------------------------------------------------------------------------------------------------------------------------------
2947   9120 S. Main Street                             Houston                      Harris                              TX
-----------------------------------------------------------------------------------------------------------------------------------
2948   5625 Richmond Ave.                              Houston                      Harris                              TX
-----------------------------------------------------------------------------------------------------------------------------------
149   604 Bugg Lane                                    San Marcos                   Hays                                TX
----------------------------------------------------------------------------------------------------------------------------------
196   1819 N. 10th Street                              MCallen                      Hidalgo                             TX
----------------------------------------------------------------------------------------------------------------------------------
197   205 W. Hwy 83                                    Weslaco                      Hidalgo                             TX
----------------------------------------------------------------------------------------------------------------------------------
423   905 E. U.S. Bus #83                              Mission                      Hidalgo                             TX
----------------------------------------------------------------------------------------------------------------------------------
465   1201 S. Closner Blvd.                            Edinburg                     Hidalgo                             TX
-----------------------------------------------------------------------------------------------------------------------------------
1061   515 W. 2nd Street                               Mercedes                     Hidalgo                             TX
-----------------------------------------------------------------------------------------------------------------------------------
1271   719 Hooks                                       Donna                        Hidalgo                             TX
-----------------------------------------------------------------------------------------------------------------------------------
1275   1281/2-130 East Edinburgh                       Elsa                         Hidalgo                             TX
-----------------------------------------------------------------------------------------------------------------------------------
1319   Box 8015 US 83/Alamo                            Alamo                        Hidalgo                             TX
-----------------------------------------------------------------------------------------------------------------------------------
1391   2205 Nolana                                     MCallen                      Hidalgo                             TX
-----------------------------------------------------------------------------------------------------------------------------------
1423   825 University Drive                            Edinburg                     Hidalgo                             TX
-----------------------------------------------------------------------------------------------------------------------------------
1431   620 S. 10th St.                                 MCallen                      Hidalgo                             TX
-----------------------------------------------------------------------------------------------------------------------------------
3060   1308 Texas FM 88                                Weslaco                      Hidalgo                             TX
-----------------------------------------------------------------------------------------------------------------------------------
3082   100 S. Cage                                     Pharr                        Hidalgo                             TX
-----------------------------------------------------------------------------------------------------------------------------------
8448   1410 S. Closner                                 Edinburg                     Hidalgo                             TX
A/K/A
40048
-----------------------------------------------------------------------------------------------------------------------------------
8449   215 Hwy 83                                      Weslaco                      Hidalgo                             TX
A/K/A
40049
-----------------------------------------------------------------------------------------------------------------------------------
1571  1310 Mockingbird                                 Sulphur Springs              Hopkins                             TX
-----------------------------------------------------------------------------------------------------------------------------------
443   3403 Wesley                                      Greenville                   Hunt                                TX
-----------------------------------------------------------------------------------------------------------------------------------
1412   110 E. Houston Hwy                              Edna                         Jackson                             TX
-----------------------------------------------------------------------------------------------------------------------------------

NY1-500593                                                             EXECUTION
COMPANY SECURITY AGREEMENT
                                    S-A-23

===================================================================================================================================
STORE                   STREET ADDRESS                             CITY                         COUNTY                  ST.
 NO.
-----------------------------------------------------------------------------------------------------------------------------------
1640                  849 South Wheeler Street                   Jasper                       Jasper                    TX
-----------------------------------------------------------------------------------------------------------------------------------
30                    2200 Gulfway                               Port Arthur                  Jefferson                 TX
-----------------------------------------------------------------------------------------------------------------------------------
41                    2999 Magnolia                              Beaumont                     Jefferson                 TX
-----------------------------------------------------------------------------------------------------------------------------------
43                    615 Wasington Blvd.                        Beaumount                    Jefferson                 TX
-----------------------------------------------------------------------------------------------------------------------------------
228                   2780 Washington                            Beaumont                     Jefferson                 TX
-----------------------------------------------------------------------------------------------------------------------------------
235                   3095 Calder                                Beaumont                     Jefferson                 TX
-----------------------------------------------------------------------------------------------------------------------------------
705                   003 Nederland Dr.                          Nederland                    Jefferson                 TX
-----------------------------------------------------------------------------------------------------------------------------------
891                   1849 Jefferson Drive                       Port Arthur                  Jefferson                 TX
-----------------------------------------------------------------------------------------------------------------------------------
1674                  229 Dowlen                                 Beaumont                     Jefferson                 TX
-----------------------------------------------------------------------------------------------------------------------------------
307                   1104 East Main                             Alice                        Jim Wells                 TX
-----------------------------------------------------------------------------------------------------------------------------------
556                   616 North Main                             Cleburne                     Johnson                   TX
-----------------------------------------------------------------------------------------------------------------------------------
767                   1600 S. Braham Blvd.                       Kingsville                   Kleberg                   TX
-----------------------------------------------------------------------------------------------------------------------------------
1504                  206 W. Houston                             Cleveland                    Liberty                   TX
-----------------------------------------------------------------------------------------------------------------------------------
588                   4401 34th St.                              Lubbock                      Lubbock                   TX
-----------------------------------------------------------------------------------------------------------------------------------
589                   1702 South 50th St.                        Lubbock                      Lubbock                   TX
-----------------------------------------------------------------------------------------------------------------------------------
605                   1624 4th St.                               Lubbock                      Lubbock                   TX
-----------------------------------------------------------------------------------------------------------------------------------
1675                  1702 E. Broadway                           Lubbock                      Lubbock                   TX
-----------------------------------------------------------------------------------------------------------------------------------
1453                  2514 7th St.                               Bay City                     Matagorda                 TX
-----------------------------------------------------------------------------------------------------------------------------------
795                   1430 Main Street                           Eagle Pass                   Maverick                  TX
-----------------------------------------------------------------------------------------------------------------------------------
78                    1105 W. Waco Drive                         Mclennan                     McLennan                  TX
-----------------------------------------------------------------------------------------------------------------------------------
92                    1500 N. Valley Mills                       Waco                         McLennan                  TX
-----------------------------------------------------------------------------------------------------------------------------------
112                   1325 E. Waco Drive                         Waco                         McLennan                  TX
-----------------------------------------------------------------------------------------------------------------------------------
127                   1515 S. Valley Mills                       Waco                         McLennan                  TX
-----------------------------------------------------------------------------------------------------------------------------------
1683                  3903 North 19th                            Waco                         McLennan                  TX
-----------------------------------------------------------------------------------------------------------------------------------
450                   202 Midkiff Ave. S.                        Midland                      Midland                   TX
-----------------------------------------------------------------------------------------------------------------------------------
896                   1400 N. Big Spring                         Midland                      Midland                   TX
-----------------------------------------------------------------------------------------------------------------------------------
1505                  402 East Davis                             Conroe                       Montgomery                TX
-----------------------------------------------------------------------------------------------------------------------------------
1507                  905 1/2 West Davis                         Conroe                       Montgomery                TX
-----------------------------------------------------------------------------------------------------------------------------------
581                   1400 W. 7th St.                            Corsicana                    Navarro                   TX
-----------------------------------------------------------------------------------------------------------------------------------
218                   1322 16th ST.                              Orange                       Orange                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1440                  1105 N. Main Street                        Vidor                        Orange                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1639                  425 W. Panola                              Carthage                     Panola                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1511                  210 N. Washington                          Livingston                   Polk                      TX
-----------------------------------------------------------------------------------------------------------------------------------
591                   200 Amarillo Blvd. E.                      Amarillo                     Potter                    TX
-----------------------------------------------------------------------------------------------------------------------------------
592                   2002 S. Georgia                            Amarillo                     Potter                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1354                  3600 E. Amarillo Blvd.                     Amarillo                     Potter                    TX
-----------------------------------------------------------------------------------------------------------------------------------

NY1-500593                                                             EXECUTION
COMPANY SECURITY AGREEMENT
                                     S-A-24

===================================================================================================================================
STORE                   STREET ADDRESS                               CITY                         COUNTY               ST.
 NO.
-----------------------------------------------------------------------------------------------------------------------------------
1343                  1901 W. Wheeler                            Arkansas Pass                San Patricio              TX
-----------------------------------------------------------------------------------------------------------------------------------
1637                  209 Shelbyville                            Center                       Shelby                    TX
-----------------------------------------------------------------------------------------------------------------------------------
714                   822 W. Gentry Parkway                      Tyler                        Smith                     TX
-----------------------------------------------------------------------------------------------------------------------------------
762                   535 S. Beckman                             Tyler                        Smith                     TX
-----------------------------------------------------------------------------------------------------------------------------------
1533                  127 WSW Loop 323                           Tyler                        Smith                     TX
===================================================================================================================================
1329                  Star Plaza                                 Rio Grande City              Starr                     TX
-----------------------------------------------------------------------------------------------------------------------------------
1562                  207 Grant St.                              Roma                         Starr                     TX
-----------------------------------------------------------------------------------------------------------------------------------
17                    6430 McCart                                Fort Worth                   Tarrant                   TX
-----------------------------------------------------------------------------------------------------------------------------------
51                    1301 N.W. 28th Street                      Fort Worth                   Tarrant                   TX
-----------------------------------------------------------------------------------------------------------------------------------
53                    3800 E. Rosedale                           Fort Worth                   Tarrant                   TX
-----------------------------------------------------------------------------------------------------------------------------------
55                    2120 W. Seminary                           Fort Worth                   Tarrant                   TX
-----------------------------------------------------------------------------------------------------------------------------------
62                    1201 East Berry                            Fort Worth                   Tarrant                   TX
-----------------------------------------------------------------------------------------------------------------------------------
68                    1000 E. Abram                              Arlington                    Tarrant                   TX
-----------------------------------------------------------------------------------------------------------------------------------
190                   3344 Lackland Road                         Fort Worth                   Tarrant                   TX
-----------------------------------------------------------------------------------------------------------------------------------
239                   3900 N.E. 28th St.                         Haltom City                  Tarrant                   TX
-----------------------------------------------------------------------------------------------------------------------------------
370                   1601 West Division                         Arlington                    Tarrant                   TX
-----------------------------------------------------------------------------------------------------------------------------------
460                   6500 Meadowbrook Drive                     Fort Worth                   Tarrant                   TX
-----------------------------------------------------------------------------------------------------------------------------------
461                   5660 E. Lancaster                          Ft. Worth                    Tarrant                   TX
-----------------------------------------------------------------------------------------------------------------------------------
491                   2302 S. Collins                            Arlington                    Tarrant                   TX
-----------------------------------------------------------------------------------------------------------------------------------
492                   501 W. Rosedale                            Fort Worth                   Tarrant                   TX
-----------------------------------------------------------------------------------------------------------------------------------
587                   200 W. Pipeline                            Hurst                        Tarrant                   TX
-----------------------------------------------------------------------------------------------------------------------------------
764                   6036 Lakeworth Blvd                        Fort Worth                   Tarrant                   TX
-----------------------------------------------------------------------------------------------------------------------------------
899                   3221 Mansfield Hwy.                        Fort Worth                   Tarrant                   TX
-----------------------------------------------------------------------------------------------------------------------------------
1211                  4224 Miller Street                         Fort Worth                   Tarrant                   TX
-----------------------------------------------------------------------------------------------------------------------------------
1304                  6324 Rufe Snow                             N. Richmond Hills            Tarrant                   TX
-----------------------------------------------------------------------------------------------------------------------------------
1338                  5181 River Oaks Blvd                       Fort Worth                   Tarrant                   TX
-----------------------------------------------------------------------------------------------------------------------------------
1579                  1701 Sycamore School Road                  Fort Worth                   Tarrant                   TX
-----------------------------------------------------------------------------------------------------------------------------------
1685                  1421 Cherry Lane                           White Settlement             Tarrant                   TX
-----------------------------------------------------------------------------------------------------------------------------------
1689                  1923 E. Park Row                           Arlington                    Tarrant                   TX
-----------------------------------------------------------------------------------------------------------------------------------
1693                  306 N. Main Street                         Euless                       Tarrant                   TX
-----------------------------------------------------------------------------------------------------------------------------------
9060                  1801 W. Pioneer Pkwy.                      Arlington                    Tarrant                   TX
-----------------------------------------------------------------------------------------------------------------------------------
  69                  4026 N. First St.                          Abilene                      Taylor                    TX
-----------------------------------------------------------------------------------------------------------------------------------
 709                  3234 South 14th                            Abilene                      Taylor                    TX
-----------------------------------------------------------------------------------------------------------------------------------
 897                  1309 Grape St.                             Abilene                      Taylor                    TX
-----------------------------------------------------------------------------------------------------------------------------------
  24                  510 West Oltrof                            Austin                       Travis                    TX
-----------------------------------------------------------------------------------------------------------------------------------
  25                  1150 Airport Blvd.                         Austin                       Travis                    TX
-----------------------------------------------------------------------------------------------------------------------------------

NY1-500593                                                             EXECUTION
COMPANY SECURITY AGREEMENT
                                    S-A-25

===================================================================================================================================
STORE                   STREET ADDRESS                            CITY                         COUNTY                   ST.
 NO.
-----------------------------------------------------------------------------------------------------------------------------------
134                   1623 E. 7th St.                            Austin                       Travis                    TX
-----------------------------------------------------------------------------------------------------------------------------------
231                   6425 Burnet Rd.                            Austin                       Travis                    TX
-----------------------------------------------------------------------------------------------------------------------------------
713                   5339 Cameron Road                          Austin                       Travis                    TX
-----------------------------------------------------------------------------------------------------------------------------------
765                   8545 Research Blvd                         Austin                       Travis                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1570                  1801 E. Riverside                          Austin                       Travis                    TX
-----------------------------------------------------------------------------------------------------------------------------------
8438                  1945 William Connon                        Austin                       Travis                    TX
A/K/A
40038
-----------------------------------------------------------------------------------------------------------------------------------
512                   123 W. Main                                Uvalde                       Uvalde                    TX
-----------------------------------------------------------------------------------------------------------------------------------
3105                  1900 Avenue F                              Del Rio                      Val Verde                 TX
-----------------------------------------------------------------------------------------------------------------------------------
1444                  301 East Highway 243                       Canton                       Van Zandt                 TX
-----------------------------------------------------------------------------------------------------------------------------------
67                    2601 N. Laurent                            Victoria                     Victoria                  TX
-----------------------------------------------------------------------------------------------------------------------------------
1303                  4305 Ben Jordon                            Victoria                     Victoria                  TX
-----------------------------------------------------------------------------------------------------------------------------------
1331                  206 W. Rio Grande                          Victoria                     Victoria                  TX
-----------------------------------------------------------------------------------------------------------------------------------
1510                  2711 11th St.                              Huntsville                   Walker                    TX
-----------------------------------------------------------------------------------------------------------------------------------
1334                  1401 South Market                          Brenham                      Washington                TX
-----------------------------------------------------------------------------------------------------------------------------------
22                    1702 Guadalupe St.                         Laredo                       Webb                      TX
-----------------------------------------------------------------------------------------------------------------------------------
48                    3420 San Bernardo                          Laredo                       Webb                      TX
-----------------------------------------------------------------------------------------------------------------------------------
1070                  2201 Saunders St.                          Laredo                       Webb                      TX
-----------------------------------------------------------------------------------------------------------------------------------
1456                  606 N. Mechanic                            El. Campo                    Wharton                   TX
-----------------------------------------------------------------------------------------------------------------------------------
1458                  2400 N. Richmond Rd.                       Wharton                      Wharton                   TX
-----------------------------------------------------------------------------------------------------------------------------------
1296                  694 E. Hidalgo                             Raymondville                 Willacy                   TX
-----------------------------------------------------------------------------------------------------------------------------------
1362                  1317 10th St.                              Floresville                  Wilson                    TX
-----------------------------------------------------------------------------------------------------------------------------------
 797                  3704 Sheppard Rd.                          Wichita Falls                Witchita                  TX
-----------------------------------------------------------------------------------------------------------------------------------
1219                  1900 Mechanicsville                        Richmond                     Chesterfield              VA
-----------------------------------------------------------------------------------------------------------------------------------
1220                  550 E. Laburnum Ave.                       Richmond                     Chesterfield              VA
-----------------------------------------------------------------------------------------------------------------------------------
1224                  9 Jeff Davis Hwy.                          Richmond                     Chesterfield              VA
-----------------------------------------------------------------------------------------------------------------------------------
1227                  108 S. Sycamore                            Petersburg                   Dinwiddle                 VA
-----------------------------------------------------------------------------------------------------------------------------------
1267                  2308 E. Princess Ann                       Norfolk                      Norfolk                   VA
-----------------------------------------------------------------------------------------------------------------------------------
1295                  7600 Hampton Blvd.                         Norfolk                      Norfolk                   VA
-----------------------------------------------------------------------------------------------------------------------------------
1305                  350 Effingham St.                          Portsmouth                   Norfolk                   VA
-----------------------------------------------------------------------------------------------------------------------------------
1373                  10702 Jefferson Avenue                     Newport News                 Warwick                   VA
===================================================================================================================================

NY1-500593                                                             EXECUTION
COMPANY SECURITY AGREEMENT
                                                     S-A-26

                                  SCHEDULE B
                             TO SECURITY AGREEMENT

           Offices and Locations for Filing UCC Financing Statements

           Secretary of States Office and/or County Clerk's Offices
                           in the following States:


Secretary of State, Alabama
Secretary of State, Arizona
Secretary of State, Arkansas
Secretary of State, California
Secretary of State, Colorado
Secretary of State, Connecticut
Department of State, Florida
Clerk of Superior Court Fulton County, Georgia
Secretary of State, Illinois
Secretary of State, Indiana
Secretary of State, Kansas
Secretary of State, Kentucky
Jefferson County, Kentucky
Clerk of Court Jefferson Parish, Louisiana
Dept. of Assessments and Taxation, Maryland
Secretary of State, Michigan
Secretary of State, Mississippi
Secretary of State, Missouri
Secretary of State, Nevada
Secretary of State, New Jersey
Secretary of State, New Mexico
Secretary of State, New York
New York County, New York
Secretary of State, North Carolina
Secretary of State, Ohio
Oklahoma County, Oklahoma
Secretary of State, Pennsylvania
Prothonotary of Philadelphia County, Pennsylvania
Secretary of State, South Carolina
Secretary of State, Tennessee
Secretary of State, Texas
State Corporation Commission, Virginia


NY1-500593                                                             EXECUTION
COMPANY SECURITY AGREEMENT
                                     S-B-1